                                                                       USAA LIFE
                                                                INVESTMENT TRUST
================================================================================

                                                               SEMIANNUAL REPORT

                                                                   June 30, 1999


                                                        [USAA LOGO APPEARS HERE]

                     [THIS PAGE LEFT BLANK INTENTIONALLY]

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE MONEY MARKET FUND

                  AN OVERVIEW                  JUNE 30, 1999

COMPARISON OF FUND TO BENCHMARK

[GRAPH APPEARS HERE]

                                USAA LIFE               IBC/DONOGHUE'S
                               MONEY MARKET               MONEY FUND
       DATE                     FUND 4.72%       AVERAGES (TM)/FIRST TIER 4.26%
       ====                    ============      ==============================

    01/05/1995
    01/31/1995                     5.77%                     5.24%
    02/28/1995                     5.70%                     5.46%
    03/30/1995                     5.84%                     5.49%
    04/25/1995                     5.76%                     5.47%
    05/30/1995                     5.74%                     5.45%
    06/27/1995                     5.79%                     5.41%
    07/26/1995                     5.51%                     5.29%
    08/29/1995                     5.45%                     5.22%
    09/26/1995                     5.42%                     5.18%
    10/31/1995                     5.50%                     5.18%
    11/28/1995                     5.68%                     5.19%
    12/26/1995                     5.52%                     5.14%
    01/30/1996                     4.99%                     4.97%
    02/27/1996                     5.00%                     4.74%
    03/26/1996                     5.03%                     4.68%
    04/30/1996                     5.00%                     4.68%
    05/28/1996                     5.04%                     4.67%
    06/25/1996                     5.06%                     4.71%
    07/30/1996                     5.08%                     4.74%
    08/27/1996                     5.05%                     4.73%
    09/24/1996                     5.10%                     4.75%
    10/29/1996                     4.97%                     4.75%
    11/26/1996                     5.03%                     4.75%
    12/31/1996                     5.23%                     4.82%
    01/28/1997                     5.12%                     4.75%
    02/25/1997                     5.01%                     4.73%
    03/25/1997                     5.05%                     4.74%
    04/29/1997                     5.26%                     4.89%
    05/27/1997                     5.32%                     4.93%
    06/24/1997                     5.25%                     4.94%
    07/29/1997                     5.21%                     4.93%
    08/26/1997                     5.26%                     4.93%
    09/30/1997                     5.24%                     4.95%
    10/28/1997                     5.29%                     4.93%
    11/25/1997                     5.30%                     4.96%
    12/30/1997                     5.54%                     5.07%
    01/27/1998                     5.24%                     4.99%
    02/24/1998                     5.18%                     4.94%
    03/31/1998                     5.28%                     4.93%
    04/28/1998                     5.28%                     4.90%
    05/26/1998                     5.19%                     4.90%
    06/30/1998                     5.30%                     4.94%
    07/28/1998                     5.29%                     4.92%
    08/25/1998                     5.29%                     4.91%
    09/29/1998                     5.29%                     4.87%
    10/27/1998                     4.84%                     4.64%
    11/24/1998                     4.91%                     4.55%
    12/29/1998                     4.98%                     4.52%
    01/26/1999                     4.62%                     4.37%
    02/23/1999                     4.55%                     4.26%
    03/30/1999                     4.60%                     4.22%
    04/27/1999                     4.56%                     4.19%
    05/25/1999                     4.60%                     4.18%
    06/29/1999                     4.72%                     4.26%

Data represent the last Tuesday of each month.

The graph above tracks the USAA Life Money Market Fund's 7-day yield compared to a benchmark-IBC/Donoghue's Money Fund Averages(TM) /First Tier, an average of all major money market fund 7-day yields. Information for the benchmark is based on a full calendar year in 1995, whereas the Money Market Fund yields are based on a starting date of January 5, 1995 - the inception date of this Fund. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Manager Pam Bledsoe

MARKET CONDITIONS
As expected by the marketplace, the Federal Reserve (Fed) increased the Federal Funds rate by .25% on June 30, 1999, citing the need to be pre-emptive against any inflationary pressures that could result from the domestic economy growing too quickly. Over the course of the last few months, numerous economic statistics have been released indicating the strength of the U.S. economy. As represented by statistics such as job growth, wages, and manufacturing strength, the U.S. economy appears to be going full steam ahead. This rate increase sought to balance actions implemented by the Fed during October and November of 1998, which lowered the Federal Funds rate by .75%. At that time, the Fed sought to offset a slowdown in the U.S. economy that could have been caused by reduced trade with other countries.

PORTFOLIO STRATEGY
Strong indicators of the robust growth in the U.S. economy have caused market interest rates to rise over the past few weeks. One-third of the portfolio is in variable rate demand notes and this portion of the portfolio resets at the higher rate on a weekly basis. The balance of the portfolio was comprised of short-term commercial paper and government agency discount notes with maturities spread out over 44 days. The weighted average maturity of the portfolio on June 30, 1999, was 15.1 days reflecting the utilization of the money market for the free-look period available to the variable insurance products.

INVESTMENT PROGRAM:
This Fund invests in a diversified portfolio of high-quality U.S. dollar-denominated debt instruments that present minimal credit risk with remaining maturities of 397 days or less.

SIMPLE 7-DAY YIELD:                 4.72%*

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

                                   AS OF
                           JUNE 30, 1999

December 31, 1998
to June 30, 1999:                   2.29%**

One Year:                           4.95%

Three Year:                         5.20%

Since Inception
January 5, 1995:                    5.31%

 * The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other associated insurance contract costs. If it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract costs can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                    1999  SEMIANNUAL REPORT  B-3

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE MONEY MARKET FUND

             AN OVERVIEW (Continued)             JUNE 30, 1999

PERFORMANCE
The above investment strategy continues to perform well. According to Lipper Analytical Services, Inc.,/1/ for the six-month period ending June 30, 1999, the USAA Life Money Market Fund ranked 27 out of 109 variable insurance products money market funds based on the six-month NAV total return. The total return of the USAA Life Money Market Fund for the six-month period ended June 30, 1999, was 2.29% compared to an average of 2.21% for all variable insurance products money market funds. While past performance is no guarantee of future results, I will strive to continue the history of good performance.

/1/ Lipper Analytical Services, Inc. is an independent organization that monitors fund performance of variable insurance products. Rankings are based on total returns.

     An investment in the USAA Life Money Market Fund is not insured or guaranteed by the F. D. I. C. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1, it is possible to lose money by investing in the Fund.

PORTFOLIO MIX AS A PERCENTAGE OF NET ASSETS*
as of June 30, 1999
--------------------------------------------

Commercial Paper                                  U.S. Agency
    30.3%            [GRAPH APPEARS HERE]       Discount Notes
                                                     34.6%

                         Variable Rate
                          Demand Notes
                             37.9%

* Pecentages are of Net Assets and may or may not be equal to 100%.

B-4  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND

                   AN OVERVIEW              JUNE 30, 1999


COMPARISON OF FUND TO BENCHMARKS

[GRAPH APPEARS HERE]

               USAA INCOME     LEHMAN BROTHERS AGGREGATE    LIPPER A RATED BOND
   DATE        FUND $14,673       BOND INDEX $14,429        FUND INDEX* $14,131
   ====        ============    =========================    ===================
Jan-1-1995      $10,000.00              $10,000.00              $10,000.00
 Jan-1995        10,290.00               10,198.00               10,172.00
 Feb-1995        10,520.00               10,440.71               10,401.89
 Mar-1995        10,530.00               10,504.40               10,468.46
 Apr-1995        10,700.00               10,651.46               10,610.83
 May-1995        11,210.00               11,063.67               11,067.10
 Jun-1995        11,220.00               11,144.44               11,143.46
 Jul-1995        11,200.00               11,119.92               11,091.08
 Aug-1995        11,400.00               11,254.47               11,246.36
 Sep-1995        11,650.00               11,363.64               11,368.95
 Oct-1995        11,870.00               11,511.37               11,542.89
 Nov-1995        12,100.00               11,684.04               11,728.73
 Dec-1995        12,388.65               11,847.61               11,912.87
 Jan-1996        12,454.32               11,925.81               11,971.24
 Feb-1996        12,027.50               11,718.30               11,711.47
 Mar-1996        11,863.34               11,636.27               11,616.61
 Apr-1996        11,688.23               11,571.11               11,530.64
 May-1996        11,666.35               11,547.97               11,501.82
 Jun-1996        11,863.34               11,702.71               11,645.59
 Jul-1996        11,830.51               11,734.31               11,668.88
 Aug-1996        11,786.73               11,714.36               11,644.38
 Sep-1996        12,005.61               11,918.19               11,849.32
 Oct-1996        12,333.93               12,182.77               12,111.19
 Nov-1996        12,585.65               12,391.10               12,331.61
 Dec-1996        12,472.26               12,275.86               12,210.76
 Jan-1997        12,519.73               12,313.92               12,237.62
 Feb-1997        12,567.20               12,344.70               12,274.34
 Mar-1997        12,329.85               12,207.67               12,123.36
 Apr-1997        12,495.99               12,390.79               12,288.24
 May-1997        12,642.11               12,508.50               12,401.29
 Jun-1997        12,844.48               12,657.35               12,558.79
 Jul-1997        13,225.41               12,999.10               12,926.76
 Aug-1997        13,106.37               12,888.61               12,785.86
 Sep-1997        13,380.16               13,078.07               12,990.43
 Oct-1997        13,570.63               13,267.70               13,156.71
 Nov-1997        13,725.38               13,328.73               13,214.60
 Dec-1997        13,919.15               13,463.36               13,353.35
 Jan-1998        14,109.64               13,635.69               12,526.95
 Feb-1998        14,084.24               13,624.78               13,513.42
 Mar-1998        14,122.34               13,671.10               13,560.72
 Apr-1998        14,173.14               13,742.19               13,625.81
 May-1998        14,377.21               13,872.74               13,766.88
 Jun-1998        14,568.22               13,990.66               13,888.67
 Jul-1998        14,606.43               14,020.04               13,905.34
 Aug-1998        14,810.18               14,248.57               14,076.37
 Sep-1998        15,039.40               14,581.98               14,402.94
 Oct-1998        15,064.87               14,504.70               14,277.64
 Nov-1998        15,141.27               14,587.38               14,391.86
 Dec-1998        15,195.78               14,631.14               14,445.11
 Jan-1999        15,279.51               14,735.02               14,540.45
 Feb-1999        15,000.43               14,477.16               14,229.28
 Mar-1999        15,000.43               14,556.78               14,326.04
 Apr-1999        15,014.39               14,603.36               14,370.45
 May-1999        14,812.55               14,474.85               14,200.88
 Jun-1999        14,672.67               14,428.53               14,131.29

Data represent the last business day of each month.
*Total Returns may change over time due to funds being added and deleted from the category.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Income Fund to two industry indexes which most closely resemble the holdings of this Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper A Rated Bond Fund Index is an unmanaged index made up of funds investing in corporate debt issues rated A or better or government issues.

The calculations for the Lehman Brothers and Lipper Indexes are based on a full calendar year in 1995, whereas the Income Fund calculations are based on a starting date of January 5, 1995 - the inception date of this Fund. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Manager J. W. Saunders, Jr.

MARKET CONDITIONS AND PERFORMANCE
Following a stable period in January 1999, interest rates began a steady upward trend that depressed bond prices, which move inversely.

Economic strength in the first quarter of 1999, which is the fourth year in a row for first quarter strength, has renewed inflation fears and the specter of higher interest rates. A sharp increase in the Consumer Price Index (CPI) in April, due primarily to increased oil prices, reinforced the inflation thesis and May's CPI showed no change. However, the Federal Reserve (Fed) announced a bias toward raising rates in mid-June as a preemptive move to thwart inflation, and on June 30, 1999, did raise the Federal Funds lending rate to 5%, up 0.25% from 4.75%. Yields on the 30-year Treasury bond have moved from 5.09% on January 1, 1999, to 6.05% on June 30, 1999, as shown in the following chart on page B-6.

INVESTMENT PROGRAM:
This Fund invests in a diversified portfolio of U.S. dollar-denominated debt and income-producing equity securities selected for their high yields relative to the risk involved.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

                             AS OF
                     JUNE 30, 1999


December 31, 1998
to June 30, 1999:           -3.44%*

One Year:                     .72%

Three Year:                  7.34%

Since Inception
January 5, 1995:             8.89%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other associated insurance contract costs. If it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract costs can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                    1999  SEMIANNUAL REPORT  B-5

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND

             AN OVERVIEW (Continued)             JUNE 30, 1999


                       30-YEAR U.S. TREASURY BOND YIELD



                             [GRAPH APPEARS HERE]

                            Beginning Yield: 5.09%
                               Low Yield: 5.06%
                              Ending Yield: 6.05%

DATE        YIELD         DATE         YIELD         DATE         YIELD
====        =====         ====         =====         ====         =====
                          6/11         6.267         5/21         5.860
                          6/10         6.171         5/20         5.940
6/30        6.054         6/ 9         6.134         5/19         5.913
6/29        6.169         6/ 8         6.103         5/18         5.991
6/28        6.199         6/ 7         6.072         5/17         5.992

6/25        6.264         6/ 4         6.070         5/14         6.018
6/24        6.282         6/ 3         6.067         5/13         5.850
6/23        6.270         6/ 2         6.041         5/12         5.945
6/22        6.186         6/ 1         6.034         5/11         5.949
6/21        6.143         5/31         5.940         5/10         5.906

6/18        6.098         5/28         5.930         5/ 7         5.931
6/17        6.073         5/27         5.950         5/ 6         5.913
6/16        6.171         5/26         5.913         5/ 5         5.819
6/15        6.214         5/25         5.858         5/ 4         5.831
6/14        6.206         5/24         5.867         5/ 3         5.768

4/30        5.770         4/ 9         5.559         3/19         5.622
4/29        5.644         4/ 8         5.536         3/18         5.552
4/28        5.694         4/ 7         5.597         3/17         5.578
4/27        5.649         4/ 6         5.610         3/16         5.532
4/26        5.683         4/ 5         5.680         3/15         5.575

4/23        5.703         4/ 2         5.687         3/12         5.590
4/22        5.709         4/ 1         5.762         3/11         5.624
4/21        5.628         3/31         5.720         3/10         5.622
4/20        5.606         3/30         5.671         3/ 9         5.593
4/19        5.613         3/29         5.726         3/ 8         5.660

4/16        5.668         3/26         5.672         3/ 5         5.668
4/15        5.625         3/25         5.662         3/ 4         5.757
4/14        5.603         3/24         5.606         3/ 3         5.753
4/13        5.588         3/23         5.617         3/ 2         5.667
4/12        5.555         3/22         5.640         3/ 1         5.728

2/26        5.635         2/ 5         5.349         1/15         5.107
2/25        5.712         2/ 4         5.288         1/14         5.057
2/24        5.572         2/ 3         5.254         1/13         5.132
2/23        5.492         2/ 2         5.239         1/12         5.220
2/22        5.427         2/ 1         5.183         1/11         5.306

2/19        5.462         1/29         5.086         1/ 8         5.272
2/18        5.452         1/28         5.107         1/ 7         5.224
2/17        5.388         1/27         5.127         1/ 6         5.163
2/16        5.419         1/26         5.129         1/ 5         5.208
2/15        5.499         1/25         5.116         1/ 4         5.151

2/12        5.493         1/22         5.082         1/ 1         5.095
2/11        5.366         1/21         5.131        12/31         5.095
2/10        5.366         1/20         5.168
2/ 9        5.302         1/19         5.149
2/ 8        5.341         1/18         5.115

In this rising interest rate environment, the Fund underperformed in its peer group for this six-month period because of the portfolio's longer average maturity. The Fund's high-income orientation tends to keep average maturity longer. The Fund's average annual NAV total return for the six-month period ended June 30, 1999, was -3.44% versus an average of -2.20% for all funds in the Lipper Variable Insurance Products/1/ A Rated Bond Fund category for the same period.

PORTFOLIO
As of June 30, 1999, the Fund's portfolio mix as percentages of net assets was 24.5% U. S. Treasury bonds, 48.7% agency mortgage pass-through securities, 15.5% corporate bonds, and 10.2% preferred stocks.

OUTLOOK
The bond market has been unsettled for some time over the anticipated raising of interest rates by the Federal Reserve. A heavy corporate calendar for new issue bonds to be sold to reluctant buyers has created a one way path to the bond market downside. Now that the Fed has raised rates, some of the conjecture is over. In addition, the Fed has returned its bias for future interest rate action to neutral. With yields on the long Treasury bond above 6%, this rise in interest rates may be over for the time being. However, stability through the summer may lead to new worries that the Federal Reserve Board will raise rates again in the fall. This would unsettle the bond market again. The key is whether the economic strength continues and/or the Consumer Price Index picks up, in which case, the Federal Reserve will be more eager to tighten interest rates.

/1/ Lipper Analytical Services is an independent organization that monitors fund performance of variable insurance products.


Top 10 Securities
as of June 30, 1999

                        Coupon       % of
                         Rate      Net Assets
U.S. Treasury Bond       5.25%        24.5%
GNMA                     6.00         21.3
GNMA                     6.00          6.5
GNMA                     6.00          6.5
GNMA                     7.00          4.7
GNMA                     6.00          4.3
FNMA                     7.00          2.7
FNMA                     7.00          2.7
First Union Corp.,
Subordinated Notes       7.50          2.4
Household Finance
Corp., Notes             7.25          2.4

B-6  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE GROWTH AND INCOME FUND

                    AN OVERVIEW              JUNE 30, 1999

COMPARISON OF FUND TO BENCHMARK

                                                   USAA LIFE GROWTH AND
                              S&P 500 INDEX            INCOME FUND
        DATE                     $32,570                 $25,780
        ====                  =============        =====================

      01/01/95                  $10,000.00              $10,000.00
        01/95                    10,259.00               10,150.00
        02/95                    10,658.08               10,480.00
        03/95                    10,972.49               10,720.00
        04/95                    11,295.08               11,080.00
        05/95                    11,745.75               11,410.00
        06/95                    12,018.25               11,650.00
        07/95                    12,416.06               11,990.00
        08/95                    12,447.10               12,190.00
        09/95                    12,972.37               12,530.00
        10/95                    12,925.67               12,230.00
        11/95                    13,491.81               12,900.00
        12/95                    13,752.20               13,172.27
        01/96                    14,219.78               13,475.44
        02/96                    14,352.02               13,632.25
        03/96                    14,489.80               14,123.60
        04/96                    14,702.80               14,301.32
        05/96                    15,080.66               14,489.49
        06/96                    15,137.97               14,499.95
        07/96                    14,468.87               13,841.33
        08/96                    14,744.16               14,343.13
        09/96                    15,604.47               15,033.11
        10/96                    16,035.16               15,357.19
        11/96                    17,245.81               16,339.88
        12/96                    16,904.34               16,350.51
        01/97                    17,959.17               17,023.63
        02/97                    18,101.05               17,164.77
        03/97                    17,358.91               16,676.21
        04/97                    18,393.50               17,175.63
        05/97                    19,517.34               18,401.46
        06/97                    20,385.86               19,111.31
        07/97                    22,006.54               20,378.12
        08/97                    20,774.17               19,766.56
        09/97                    21,910.52               20,640.22
        10/97                    21,178.71               19,810.24
        11/97                    22,159.28               20,399.96
        12/97                    22,540.42               20,671.28
        01/98                    22,788.37               20,510.33
        02/98                    24,431.41               21,993.42
        03/98                    25,682.30               23,131.60
        04/98                    25,944.26               23,269.56
        05/98                    25,498.02               22,688.80
        06/98                    26,533.23               22,700.43
        07/98                    26,251.98               21,525.27
        08/98                    22,458.57               18,244.12
        09/98                    23,898.17               18,837.52
        10/98                    25,838.70               20,315.20
        11/98                    27,404.52               21,536.90
        12/98                    28,983.02               22,102.73
        01/99                    30,194.512              22,711.64
        02/99                    29,255.463              22,139.28
        03/99                    30,425.681              23,223.11
        04/99                    31,603.155              24,903.65
        05/99                    30,857.321              24,606.78
        06/99                    32,589.902              25,780.28

Data represent the last business of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Growth and Income Fund to the S&P 500(R) Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

The calculations for the S&P 500 Index are based on a full calendar year in 1995, whereas the calculations for the Growth and Income Fund are based on a starting date of January 5, 1995-the inception date of this Fund. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Manager R. David Ullom

PERFORMANCE
For the six months ended June 30, 1999, the performance of the USAA Life Growth and Income Fund showed considerable improvement on both an absolute basis and relative to the S&P 500 Index. For this six-month period, the NAV total return for the Fund was 16.64% versus a total return of 12.38% for the S&P 500 Index.

Performance for the first half of this year can be viewed in terms of two distinctly different time frames. The first quarter of the year (through March
31) saw a continuation of the trends of 1998. In general, large capitalization growth stocks continued to dominate the performance of the major indices. However, beginning in April, many cyclical and/or commodity-oriented stocks became top performers in the Fund. The stocks of companies, such as Alcoa, Deere & Co., Weyerhaeuser, Millennium Chemicals, Boeing, B.F. Goodrich, and Lear, appreciated in the range of 20% to 50% in the month of April. This compares to a rise of 3.87% for the S&P 500 Index. During this same period, the stocks of many high-growth companies, such as Merck & Co, Intel, Microsoft, and Oracle, fell.

INVESTMENT PROGRAM:
Not less than 65% of its assets are invested in a diversified portfolio of dividend-paying common stocks and convertible securities of companies that offer the prospect for growth of earnings.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

                          AS OF
                  JUNE 30, 1999

December 31, 1998
to June 30, 1999:        16.64%*
One Year:                13.57%
Three Year:              21.15%
Since Inception
January 5, 1995:         23.42%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other associated insurance contract costs. If it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract costs can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.



                                                    1999  SEMIANNUAL REPORT  B-7

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE GROWTH AND INCOME FUND

             AN OVERVIEW (Continued)             JUNE 30, 1999

During the latter part of 1998 and into the first quarter of 1999, we undertook and completed some changes in the portfolio investment strategy, which should improve performance over the long term. Specifically, such alterations included a more balanced weighting among the various economic sectors. We did this while adhering to our stock selection parameters of focusing on companies with solid earnings and earnings growth, and whose valuations appear attractive.

MARKET CONDITIONS AND OUTLOOK
Although the equity market has broadened in that a greater number of stocks have risen this year, the volatility of the market is still a source of concern. There remains a significant segment of investors who focus on short-term events and news and, in turn, make investment decisions based on that information. A second source of worry relates to the Federal Reserve (Fed) and interest rates. By itself, the recent increase in interest rates is not a serious source of concern. However, we doubt that equity markets will continue their rise should the Fed decide to further increase interest rates.

STRATEGY
Our strategy continues to focus on quality companies that sell for compelling valuations. As an example, we expect to continue favoring health care securities (particularly pharmaceuticals), as they are reasonably priced and offer the potential for earnings growth, even in a rising interest rate environment.

TOP 10 EQUITY HOLDINGS
as of June 30, 1999
                                        % of
                                     Net Assets
Microsoft Corp.                          2.4%
Morgan Stanley, Dean Witter,
Discover & Co.                           2.3
Alcoa, Inc.                              2.2
Bell Atlantic Corp.                      2.2
Cisco Systems, Inc.                      2.1
IBM Corp.                                2.1
Lear Corp.                               2.1
Pharmacia & Upjohn, Inc.                 2.0
GTE Corp.                                1.9
Kimberly-Clark Corp.                     1.8

TOP 10 INDUSTRIES
as of June 30, 1999
                                        % of
                                     Net Assets
Finance - Diversified                    5.4%
Health Care - Diversified                4.9
Drugs                                    4.6
Telephones                               4.4
Computer Software & Service              3.3
Oil - International Integrated           3.1
Retail - General Merchandising           3.1
Telecommunications -
Long Distance                            3.0
Banks - Money Center                     2.9
Household Products                       2.8

B-8  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND

                    AN OVERVIEW               JUNE 30, 1999

COMPARISON OF FUND TO BENCHMARK

                              MORGAN STANLEY             USAA LIFE WORLD
                            CAPITAL INDEX WORLD            GROWTH FUND
        DATE                     $21,383                     $20,344
        ====                ===================          ===============

      01/01/95                  $10,000.00                  $10,000.00
        01/95                     9,847.00                    9,710.00
        02/95                     9,987.81                    9,790.00
        03/95                    10,467.23                   10,160.00
        04/95                    10,829.39                   10,490.00
        05/95                    10,919.28                   10,920.00
        06/95                    10,913.82                   11,150.00
        07/95                    11,457.33                   11,710.00
        08/95                    11,199.54                   11,620.00
        09/95                    11,523.20                   11,770.00
        10/95                    11,338.83                   11,480.00
        11/95                    11,730.02                   11,650.00
        12/95                    12,070.19                   11,955.58
        01/96                    12,286.25                   12,321.78
        02/96                    12,358.74                   12,558.74
        03/96                    12,561.42                   12,849.55
        04/96                    12,854.10                   13,463.49
        05/96                    12,853.10                   13,592.74
        06/96                    12,926.13                   13,614.28
        07/96                    12,467.25                   12,935.72
        08/96                    12,608.13                   13,334.24
        09/96                    13,098.59                   13,668.13
        10/96                    13,187.66                   13,625.05
        11/96                    13,923.53                   14,379.00
        12/96                    13,697.97                   14,481.01
        01/97                    13,860.97                   15,036.67
        02/97                    14,017.60                   15,013.99
        03/97                    13,737.25                   14,866.57
        04/97                    14,183.71                   15,059.35
        05/97                    15,056.01                   15,931.94
        06/97                    15,804.29                   16,666.03
        07/97                    16,529.71                   17,480.40
        08/97                    15,420.57                   16,666.03
        09/97                    16,256.36                   17,652.45
        10/97                    15,398.02                   16,631.61
        11/97                    15,667.49                   16,356.33
        12/97                    15,855.50                   16,520.54
        01/98                    16,294.70                   16,557.69
        02/98                    17,394.59                   17,808.49
        03/98                    18,126.90                   18,836.38
        04/98                    18,300.92                   19,145.99
        05/98                    18,068.50                   18,815.02
        06/98                    18,494.91                   18,765.28
        07/98                    18,461.62                   18,504.13
        08/98                    15,997.00                   15,407.67
        09/98                    16,276.94                   15,320.62
        10/98                    17,745.13                   16,564.18
        11/98                    18,797.41                   17,297.88
        12/98                    19,712.84                   18,414.39
        01/99                    20,142.58                   18,882.91
        02/99                    19,604.78                   18,247.82
        03/99                    20,418.38                   19,067.95
        04/99                    21,220.82                   19,747.11
        05/99                    20,442.01                   19,228.01
        06/99                    21,392.57                   20,343.98

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life World Growth Fund to its benchmark, the Morgan Stanley Capital Index (MSCI)-World, an unmanaged index which reflects the movement of world stock markets by representing a broad selection of domestically listed companies within each market.

Calculations for the Morgan Stanley Index are based on a full calendar year in 1995, whereas the World Growth Fund calculations are based on a starting date of January 5, 1995-the inception date of this Fund. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers David G. Peebles, Curt Rohrman, Albert Sebastian, and W. Travis Selmier, II

MARKET CONDITIONS
For the six month period ended June 30, 1999, the Fund's NAV total return was 10.48% as compared with the MSCI World Index return of 8.51% and the Lipper Global Funds Average/1/ return of 11.33%.The Fund's performance did improve over the last six months.

INTERNATIONAL
Europe-Most European equity markets rebounded from last year's declines, but returns were negatively impacted in 1999 by weak European currencies despite the introduction of the Euro. Central banks in Europe cut interest rates as economic growth forecasts were revised downward, primarily because of weakness in the German and Italian economies. After last year's sell off, cyclical and resource stocks rebounded, based on stronger global economic forecasts and higher energy prices. In general, the larger European equity market (e.g., United Kingdom) outperformed the smaller ones (e.g., Portugal, Belgium) throughout the period.

INVESTMENT PROGRAM:
Not less than 65% of the Fund's assets are invested in a diversified portfolio of common stocks and other equity securities of both foreign and domestic issuers representing at least three countries, one of which may include the United States. The remainder of the Fund's assets may be invested in marketable debt securities having remaining maturities of less than one year which are issued or guaranteed as to both principal and interest by the U.S. government or by its agencies.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

                           AS OF
                   JUNE 30, 1999
December 31, 1998
to June 30, 1999:          10.48%*
One Year:                   8.41%
Three Year:                14.33%
Since Inception
January 5, 1995:           17.10%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other associated insurance contract costs. If it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract costs can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                    1999  SEMIANNUAL REPORT  B-9

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND

              AN OVERVIEW (Continued)            JUNE 30, 1999

Emerging Markets - Emerging markets have recovered from last year. Asian equities' strong recovery has been driven by good export growth, the reversal of deflation (reflation) in many economies, and capital flows into the stock market and into acquisitions of Asian companies. Although Russia's economic and political problems and the conflict in Kosovo will influence central European and many Mediterranean markets, these markets look more to the European community for their political and economic cues. Greece was the best performer in the region. Israel's and South Africa's economic recovery, export strength, and improving political prospects have validated our overweight position in those markets. With the exception of a strong Mexican market, our lower weighting in Latin markets throughout the last six months was validated by Brazil's forced devaluation of its currency, the Real, in January.

Japan - Since the election last summer, Japanese politics have solidified, more progress has been seen on Japan's banking crisis, and a raft of corporate restructuring announcements has pushed the market up over the last eight months. However, we will need to see follow-through on the corporate restructuring coupled with stimulatory economic policy to push the market higher. Our technology, telecommunications, and financial equity holdings helped us outperform the Japanese equity market throughout the period.

COUNTRY WEIGHTINGS AS A PERCENTAGE OF NET ASSETS
as of June 30, 1999
-------------------------------------------------

                   Other* 18.1%

            Germany 2.4%                                    USA 38.4%

             Italy 2.9%

    Switzerland 3.1%
                                  [GRAPH APPEARS HERE]
          Finland 3.2%

            Canada 4.7%

              France 5.5%

                    Japan 5.9%                              United Kingdom 9.8%

                                        Netherlands 6.0%

* Countries representing less than 2% of the portfolio and U.S. Government and Agency Issues.

B-10  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND

           AN OVERVIEW (Continued)              JUNE 30, 1999

Canada and Australia - Although we have preferred Canadian to Australian equities, both markets have rebounded from last year's declines. Our positions in Canada benefited from higher energy prices, a swing back to cyclical stocks, and a stronger Canadian dollar. The reverse trends for these same factors had negatively impacted the performance of the Fund in the second half of 1998.

UNITED STATES
U.S. stocks performed strongly through the period. A combination of healthy domestic economic growth, continued low inflation, and recovering overseas economies provided an exceptional environment for accelerating earnings growth. The fund benefited from its overweight position in technology and consumer cyclicals. Technology stocks posted the best returns of any sector during the period, driven by demand for products and services related to the Internet and preparation for Y2K. The strong domestic economy was particularly important to consumer cyclicals, including retailers.

OUTLOOK
U.S. based corporations may experience rising profits through 1999, as worldwide economies recover. However, valuations are unlikely to expand materially because the best inflation news is probably behind us. We continue to view Europe positively but have slightly reduced our over-weight position in favor of other markets. European valuations still look attractive, and Europe could continue to benefit from merger and acquisition activity. Canada should benefit from higher commodity prices and strong U.S. economic growth. The Japanese market will likely be a mixed bag with some sectors doing well. Given a reflating global economy, emerging markets should continue to perform well.

/1/ The Lipper Global Funds Average is the average performance level of all global funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

    Foreign investing is subject to additional risks such as currency fluctuations, market illiquidity, and political instability which are discussed in the prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.


TOP 10 EQUITY HOLDINGS
as of June 30, 1999
----------------------
                                        % of
                                      Net Assets
Microsoft Corp. (United States)          1.9%
Texas Instruments, Inc.
(United States)                          1.7
Nokia Corp. ADR (Finland)                1.6
America Online, Inc.
(United States)                          1.5
Cisco Systems, Inc. (United States)      1.5
Avon Products, Inc.
(United States)                          1.3
Clear Channel
Communications, Inc.
(United States)                          1.3
Elf Aquitaine ADR (France)               1.3
Gap, Inc. (United States)                1.3
Hewlett-Packard Co.
(United States)                          1.3

TOP 10 INDUSTRIES
OF EQUITY HOLDINGS
as of June 30, 1999
-------------------
                                         % of
                                      Net Assets
Telephones                               6.4%
Banks - Major Regional                   5.8
Drugs                                    4.8
Electronics-Semiconductors               4.8
Computer Software & Service              4.0
Communications Equipment                 3.4
Insurance - Multi-Line Companies         3.4
Oil-International Integrated             2.7
Beverages - Nonalcoholic                 2.6
Electrical Equipment                     2.4


                                                   1999  SEMIANNUAL REPORT  B-11

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

                    AN OVERVIEW               JUNE 30, 1999

INVESTMENT PROGRAM:
Approximately 60% of the Fund's assets are invested in equity securities selected for total return potential and approximately 40% are invested in debt securities of varying maturities. On June 30, 1999, the portfolio mix was 64.7% common stocks and 35.0% fixed-income securities, as a percentage of net assets.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

                          AS OF
                  JUNE 30, 1999
December 31, 1998
to June 30, 1999:        10.55%*
One Year:                11.69%
Three Year:              16.55%
Since Inception
January 5, 1995:         18.08%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other associated insurance contract costs. If it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract costs can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.

COMPARISON OF FUND TO BENCHMARKS

[GRAPH APPEARS HERE]

                             USAA LIFE        LIPPER BALANCED   LEHMAN BROTHERS
           S&P 500          DIVERSIFIED            FUND         AGGREGATE BOND
 DATE    INDEX $32,570   ASSETS FUND $21,124   AVERAGE $20,283    INDEX $14,429
 ====    =============   ===================   ===============   ==============

01/01/95   $10,000.00        $10,000.00          $10,000.00        $10,000.00
 01/95      10,259.00         10,120.00           10,122.00         10,198.00
 02/95      10,658.08         10,330.00           10,399.34         10,440.71
 03/95      10,972.49         10,550.00           10,580.29         10,504.40
 04/95      11,295.08         10,860.00           10,759.10         10,651.46
 05/95      11,745.75         11,240.00           11,113.07         11,063.67
 06/95      12,018.25         11,300.00           11,310.89         11,144.44
 07/95      12,416.06         11,450.00           11,563.12         11,119.92
 08/95      12,447.10         11,640.00           11,666.03         11,254.47
 09/95      12,972.37         11,970.00           11,915.68         11,363.64
 10/95      12,925.67         11,890.00           11,869.21         11,511.37
 11/95      13,491.81         12,270.00           12,237.16         11,684.04
 12/95      13,752.20         12,633.12           12,402.36         11,847.61
 01/96      14,219.78         12,833.81           12,623.12         11,925.81
 02/96      14,352.02         12,844.38           12,624.38         11,718.30
 03/96      14,489.80         13,108.45           12,677.41         11,636.27
 04/96      14,702.80         13,002.82           12,771.22         11,571.11
 05/96      15,080.66         13,150.70           12,920.64         11,547.97
 06/96      15,137.97         13,340.83           12,950.36         11,702.71
 07/96      14,468.87         13,002.82           12,607.17         11,734.31
 08/96      14,744.16         13,192.95           12,825.28         11,714.36
 09/96      15,604.47         13,678.84           13,320.33         11,918.19
 10/96      16,035.16         14,059.10           13,594.73         12,182.77
 11/96      17,245.81         14,650.62           14,190.18         12,391.10
 12/96      16,904.34         14,440.16           14,011.39         12,275.86
 01/97      17,959.17         14,808.13           14,437.33         12,313.92
 02/97      18,101.05         14,964.24           14,421.45         12,344.70
 03/97      17,358.91         14,573.96           13,997.46         12,207.67
 04/97      18,393.50         14,941.94           14,406.19         12,390.79
 05/97      19,517.34         15,616.43           15,029.97         12,508.50
 06/97      20,385.86         16,051.18           15,473.36         12,657.35
 07/97      22,006.54         16,863.46           16,330.58         12,999.10
 08/97      20,774.17         16,337.19           15,855.36         12,888.61
 09/97      21,910.52         16,966.42           16,445.18         13,078.07
 10/97      21,178.71         16,783.37           16,182.06         13,267.70
 11/97      22,159.28         17,183.80           16,411.84         13,328.73
 12/97      22,540.42         17,428.85           16,641.61         13,463.36
 01/98      22,788.37         17,609.40           16,764.76         13,635.69
 02/98      24,431.41         18,319.55           17,401.82         13,624.78
 03/98      25,682.30         18,813.05           17,913.43         13,671.10
 04/98      25,944.26         18,849.16           18,035.24         13,742.19
 05/98      25,498.02         18,817.01           17,887.36         13,872.74
 06/98      26,533.23         18,913.38           18,193.23         13,990.66
 07/98      26,251.98         18,503.79           17,985.83         14,020.04
 08/98      22,458.57         16,973.86           16,482.21         14,248.57
 09/98      23,898.17         17,576.19           17,161.28         14,581.98
 10/98      25,838.70         18,142.39           17,758.49         14,504.70
 11/98      27,404.52         18,865.19           18,390.69         14,587.38
 12/98      28,983.02         19,107.81           19,054.60         14,631.14
 01/99      30,194.512        19,171.21           19,391.86         14,735.02
 02/99      29,255.463        18,981.02           18,889.61         14,477.16
 03/99      30,425.681        19,488.19           19,386.41         14,556.78
 04/99      31,603.155        20,730.77           20,039.73         14,603.36
 05/99      30,857.321        20,608.25           19,753.16         14,474.85
 06/99      32,589.902        21,123.79           20,282.55         14,428.53

Data represent the last business of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Diversified Assets Fund to two industry indexes and an independent rating agency's average which most closely resemble the holdings of this Fund.

The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Balanced Fund Average is the average performance level of all variable annuity balanced funds as reported by Lipper Analytical Services, an independent organization that monitors the performance of variable annuity funds and mutual funds.

The calculations for all indexes and averages are based on a full calendar year in 1995, whereas the Diversified Assets Fund calculations are based on a starting date of January 5, 1995 - the inception date of this Fund.

This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers R. David Ullom (Common Stocks) and Paul Lundmark (Debt Securities)

PERFORMANCE
For the six months ended June 30, 1999, the USAA Life Diversified Assets Fund's NAV total return was 10.55%. A performance discussion of the Fund's two sectors is found below.

Common Stocks - Performance of the common stock sector of the USAA Life Diversified Assets Fund improved relative to the S&P 500 Index. The sector's performance can be virtually divided into two equal time periods, with the first quarter favoring large capitalization growth stocks and the second quarter (beginning in April) favoring commodity and cyclical stocks. As a result, performance for the first half of the period was helped by the Fund's exposure to basic materials (Alcoa), capital goods (Boeing, B.F. Goodrich, Deere & Co., and Caterpiller), and energy (Occidental Petroleum, Chevron, and Texaco). However, during the same period, the Fund's weighting in health care (more specifically, drugs) hindered performance. Also, although underweighted relative to the S&P 500 Index, our positions in technology generally hurt performance.

B-12  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

          AN OVERVIEW (Continued)               JUNE 30, 1999

Debt Securities - Within the Fund's bond portion, the best performing holdings were the Collateralized Mortgage Obligations (CMOs). These instruments are defensive in nature and will outperform most other debt securities in a rising interest rate environment. The debt securities of Real Estate Investment Trusts (REITs) also performed relatively well. REITs have rebounded since the last quarter of 1998 as investors saw that the negative market sentiment towards this asset class had become overdone.

MARKET CONDITIONS
Common Stocks - As mentioned in the previous discussion above, beginning in April of this year, the equity markets began to broaden and favor the stocks of more economically sensitive companies. This change in sentiment appears to have resulted from signs that the economies of Southeast Asia are recovering and that the Brazilian economy has stabilized. However, given the recent rise in interest rates and uncertainties as to further rate increases, we do expect continued market volatility.

Debt Securities - We manage the bond sector so that income is the primary component of total return. Since the beginning of the year, interest rates have risen dramatically and investors no longer expect a deflation scenario. Instead, the fear is that a continuing strong economy will eventually cause inflation to rise. In fact, the Federal Reserve Board recently increased overnight rates in order to "cool down" the economy. Because of our income orientation, we have favored investments in higher yielding instruments such as corporate bonds, mortgage and asset-backed securities rather than Treasuries. This investment style hurt us in the fall of 1998 but has now resulted in the bond sector outperforming Treasuries this year.

TOP 10 EQUITY HOLDINGS
as of June 30, 1999
                                          % of
                                       Net Assets
Bristol-Meyers Squibb Co.                  2.4%
Meritor Automotive, Inc.                   2.2
American Home Products Corp.               2.1
Bausch & Lomb, Inc.                        1.8
GTE Corp.                                  1.8
PMI Group, Inc.                            1.8
Chase Manhattan Corp.                      1.7
Intel Corp.                                1.7
Sears Roebuck & Co.                        1.7
B.F. Goodrich Co.                          1.6

TOP 5 DEBT HOLDINGS
as of June 30, 1999
                           Coupon         % of
                            Rate       Net Assets
Giddings and Lewis,
Inc., Notes                 7.50%          2.4%

Merry Land &
Investment Co., Notes       7.25           2.4

Newcourt Credit
Group, Inc., Notes          7.13           2.4

Great Atlantic
& Pacific                   7.70           2.4

Corporation Andina
de Fomento, Bonds           6.75           2.3

                                                   1999  SEMIANNUAL REPORT  B-13

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

          AN OVERVIEW (Continued)               JUNE 30, 1999

PORTFOLIO STRATEGY AND OUTLOOK
Common Stocks - Within the common stock allocation of the USAA Life Diversified Assets Fund, we have continued to focus on quality companies where earnings and/or earnings growth potential do not appear to be appropriately valued. Also within the common stock allocation, we have undertaken a strategy of broadening our diversification among the various economic sectors. For example, in the technology sector, we have added some stocks that meet our purchase criteria.

Debt Securities - Since interest rates have increased dramatically, we purchased a Treasury bond because it became an attractive investment. We also purchased it for diversification purposes. However, the majority of the assets in the bond sector will continue to be in corporates, mortgages and asset-backed securities.

Looking to the future, we feel that the economy will remain strong, which will result in corporates, mortgages and asset-backed securities increasing in relative value. We also believe that trying to guess where interest rates are going is a losing bet. We will continue to invest in securities that have good risk/reward characteristics.

TOP 10 INDUSTRIES
as of June 30, 1999
                                          % of
                                       Net Assets
Real Estate Investment Trusts              9.2%
Banks - Major Regional                     5.9
Health Care - Diversified                  4.5
Telephones                                 4.4
Telecommunications -
Long Distance                              3.6
Finance - Diversified                      3.5
Manufacturing - Specialized                3.4
Aerospace/Defense                          3.0
Machinery - Diversified                    2.7
Oil - International Integrated             2.7

B-14  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND

                    AN OVERVIEW               JUNE 30, 1999

COMPARISON OF FUND TO BENCHMARK

                         USAA LIFE AGGRESSIVE        RUSSELL 2000(R)
                            GROWTH FUND                   INDEX
          DATE                $17,981                    $13,701
          ====           ====================        ===============
        5/1/97                $10,000.00                $10,000.00
        May-1997               10,670.00                 11,112,00
        Jun-1997               11,160.00                 11,588.70
        Jul-1997               12,060.00                 12,127.58
        Aug-1997               12,330.00                 12,405.30
        Sep-1997               13,530.00                 13,313.37
        Oct-1997               12,640.00                 12,728.91
        Nov-1997               12,120.00                 12,646.17
        Dec-1997               11,825.53                 12,867.48
        Jan-1998               11,855.85                 12,664.18
        Feb-1998               13,169.80                 13,600.06
        Mar-1998               13,624.63                 14,160.38
        Apr-1998               13,877.31                 14,238.26
        May-1998               12,947.15                 13,470.82
        Jun-1998               13,531.00                 13,499.11
        Jul-1998               12,598.89                 12,405.68
        Aug-1998                9,566.96                  9,996.50
        Sep-1998               10,652.72                 10,779.22
        Oct-1998               11,472.16                 11,219.02
        Nov-1998               12,629.62                 11,806.89
        Dec-1998               14,207.04                 12,537.74
        Jan-1999               15,743.49                 12,704.49
        Feb-1999               14,319.71                 11,675.43
        Mar-1999               15,477.17                 11,857.56
        Apr-1999               16,368.31                 12,920.00
        May-1999               16,063.13                 13,108.63
        Jun-1999               17,980.81                 13,701.14

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Aggressive Growth Fund to the broad-based Russell 2000(R) Index, a widely recognized small-cap index which most closely resembles the holdings of this Fund. The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies within the Russell 3000 Index.

The calculations for the Russell 2000 are based on a starting date of May 1, 1997, whereas the calculations for the Aggressive Growth Fund are based on a starting date of May 5, 1997. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers John K. Cabell and Eric M. Efron

THE MARKET
The stock market environment during the six-month period ended June 30, 1999, did not vary meaningfully from the standard pattern of the past several years. For the most part, corporate earnings were good. Additionally, the outlook for economies around the world continued to be satisfactory in the aggregate, with the U.S. and Europe strong, but possibly decelerating some. Also, Asia showed initial signs of a gradual recovery from its recent economic and financial crises. Prospects for an Asian recovery prompted some concern in the investment community about rising inflation and interest rates, particularly in June, and helped revive interest in cyclical stocks.

Although this blend of positives and negatives led to day-to-day volatility in stock prices, the pluses ultimately prevailed, with all major indices higher at the end of the period than in the beginning. The S&P 500 Index/1/, the Dow Jones Industrial Average/2/, and the NASDAQ/3/-all of which are large cap centric-were up by 12.38%, 20.48%, 22.50%, respectively for the six-month period ended June 30, 1999. Once again, small cap benchmarks such as the Russell 2000 Index and the S&P Small Cap 600 Index/4/ brought up the rear, generating more modest returns of 5.0% and 1.2%, respectively. This shows investors' continuing preference for the liquidity and perceived safety of large cap stocks over the better growth prospects and lower valuations of small cap equities.

INVESTMENT PROGRAM:
Invests in equity securities. The Fund will invest in companies that have the prospect of rapidly growing earnings.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

                              AS OF
                      JUNE 30, 1999
December 31, 1998
to June 30, 1999:             26.56%*

One Year:                     32.89%

Since Inception
May 1, 1997:                  31.10%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other associated insurance contract costs. If it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract costs can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                   1999  SEMIANNUAL REPORT  B-15

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND

             AN OVERVIEW (Continued)              JUNE 30, 1999

PERFORMANCE
For the six-month period ended June 30, 1999, the Fund, which was invested primarily in small to mid cap growth companies, had a total return of 26.56%. The Fund outperformed all the major market indices mentioned above.

PORTFOLIO STRATEGY
We believe that change is inevitable and central to existence whether it be life forms, civilizations, governments, social institutions, economic systems, or businesses. Those entities that embrace change are likely to succeed and thrive whereas those that resist it are doomed to failure at worst and to extremely limited prospects at best. With this in mind, we try to identify long-term social and economic trends that are in their early stages and are potentially powerful and pervasive. We then aggregate these trends into six overriding themes - the telecommunications revolution, new computing, new products and services, the drive for efficiency, changing lifestyles, and consolidation - and look to invest in companies that are in a good position to benefit from the changes that lie ahead.

In addition, we focus our investments on companies that are either growing rapidly or have the potential to do so. We believe that rapid growth is one of the best ways to build value over the long term. We are willing to pay premium valuations for the companies in which we invest because we are confident that the premiums will be paid off handsomely over time. We are firm believers of the old adage that "you get what you pay for."

Our investments tend to focus on small to mid cap companies because this is where most of the rapid growth and innovation that we desire is to be found. Nevertheless, we will also invest in larger companies - Microsoft, Intel, Cisco, Dell Computers, Clear Channel Communications, Infinity Broadcasting, and Home Depot, for example - that possess the attributes we seek. We wish to stress that the USAA Life Aggressive Growth Fund is not synonymous with small to mid cap; instead, it transcends market capitalization categories.

We have overweighed our investments in the technology and communications areas. The Internet (Network Solutions, Concentric Network, and STAR Telecommunications) is rapidly transforming how we communicate, do business, and live. At the same time, old telecommunications monopolies worldwide are crumbling in the face of deregulation and competition, as new companies (Global TeleSytems Group, Global Crossing, Qwest Communications International, Level 3 Communications) rise to provide the internet and other new services that customers demand. Almost as rapidly as these new companies are being established, companies within the industry are acquiring one another (Metromedia Fiber Network/AboveNet Communications, VoiceStream Wireless/ Omnipoint) in order to position themselves for dominance in the new telecommunications age. All of this is stimulating huge demand for the networking and data communications equipment (Cisco Systems, CIENA, Harmonic Lightwaves) that goes into the telecommunications infrastructure and for the semiconduc-

TOP 10 EQUITY HOLDINGS
as of June 30, 1999
                                       % of
                                    Net Assets
Metromedia Fiber Network,
Inc. "A"                                2.5%
IDEC Pharmaceuticals Corp.              2.4
TranSwitch Corp.                        2.4
Williams-Sonoma, Inc.                   2.2
Knight/Trimark Group, Inc.              1.9
Abercrombie & Fitch Co. "A"             1.5
Network Solutions, Inc. "A"             1.5
Cost Plus, Inc.                         1.4
Harmonic Lightwaves, Inc.               1.4
Macrovision Corp.                       1.3

B-16  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND

         AN OVERVIEW (Continued)                  June 30, 1999

tors (Vitesse Semiconductor, Applied Micro Circuits, Triquint Semiconductor, MMC Networks) and other components (JDS Fitel) that go into the equipment.

All the companies mentioned here are holdings or recent sales in the Fund and fit within the six major themes mentioned above. Taken together with our other positions in the technology and communications areas, they contributed significantly to our strong relative performance during the six-month period ended June 30. It is very tempting to further overweight our investments in these areas, but we refrain from doing so in order to limit risk. We also want to take advantage of opportunities in other promising industries such as retailing (Abercrombie & Fitch, 99 Cents Only Stores, Williams-Sonoma), biotechnology (IDEC Pharmaceuticals, Immunex), health care (Express Scripts), and financial services (Knight/Trimark Group).

OUTLOOK
Conditions continue to look positive for investors. Worldwide economies, depending on locale, appear to be good or improving, but not at an explosive pace. In addition, the outlook for corporate earnings is encouraging. There are some concerns about inflation and interest rates, but they do not appear strong enough to offset the positives.

At the same time, stock valuations are very high by many conventional standards, and are subject to sharp downdrafts in the face of any negative news. Moreover, from a geopolitical perspective, the world is not a pleasant place. Problems abound, such as the deepening political partisanship and disenchantment in the U.S., chronic instability in Russia, the Yugoslav/Kosovo situation, the ongoing tensions between India and Pakistan over Kashmir, and North Korea's continuing quarrels with its neighbors. The potential for the eruption of crises that could undermine investor confidence is substantial.

As always, we counsel investors to expect volatility and to take it in stride. In the event of a stock market correction, this Fund may be more volatile than many others due to its large concentration of high valuation and low market capitalization holdings. However, the long-term fundamentals underlying our investments appear to be very sound, and, in our opinion, should support meaningful price appreciation potential for patient, risk-tolerant investors.

/1/ The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks.

/2/ The Dow Jones Industrial Average is a widely used indicator of the overall condition of the stock market, a price-weighted average of 30 actively traded bluechip NYSE stocks, primarily industrials.

/3/ The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on the NASDAQ system.

/4/ The S&P Small Cap 600 Index is an unmanaged index representing the weighted average performance of a group of 600 publicly traded small capitalization stocks.


TOP 10 INDUSTRIES
as of June 30, 1999
                                       % of
                                    Net Assets
Electronics - Semiconductors            9.5%
Telephones                              8.7
Internet Services                       7.6
Retail - Specialty                      6.7
Biotechnology                           6.6
Communication Equipment                 4.8
Computer Software & Service             4.5
Health Care - Specialized Services      3.6
Telecommunications -
Long Distance                           3.5
Equipment - Semiconductors              2.9

                                                   1999  SEMIANNUAL REPORT  B-17

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

          AN OVERVIEW (Continued)                         June 30, 1999

INVESTMENT PROGRAM:
At least 80% of the Fund's assets will be invested in equity securities of foreign companies.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

                                   AS OF
                           JUNE 30, 1999
December 31, 1998
to June 30, 1999:                 6.10%*

One Year:                        -0.78%

Since Inception
May 1, 1997:                      5.47%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other associated insurance contract costs. If it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract costs can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.

COMPARISON OF FUND TO BENCHMARK

[GRAPH APPEARS HERE]

           MORGAN STANLEY CAPITAL   USAA LIFE INTERNATIONAL
            INDEX - EAFE $12,827         FUND $11,223
           ======================   =======================
5/1/97           $10,000.00              $10,000.00
05/97             10,651.00               10,300.00
06/97             11,237.87               10,710.00
07/97             11,419.92               11,080.00
08/97             10,566.86               10,470.00
09/97             11,158.60               11,180.00
10/97             10,300.50               10,440.00
11/97             10,195.44               10,110.00
12/97             10,284.14               10,191.92
01/98             10,754.12               10,171.63
02/98             11,444.54               10,830.81
03/98             11,797.03               11,530.56
04/98             11,890.23               11,773.94
05/98             11,831.96               11,585.69
06/98             11,921.89               11,311.78
07/98             12,042.30               11,261.05
08/98             10,550.26                9,404.50
09/98             10,226.36                9,079.86
10/98             11,291.95                9,911.75
11/98             11,870.10               10,175.53
12/98             12,337.78               10,577.39
01/99             12,300.77               10,731.13
02/99             12,008.01               10,351.90
03/99             12,508,74               10,577.39
04/99             13,015.35               11,110.36
05/99             12,345.06               10,823.37
06/99             12,826.51               11,223.10

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life International Fund to the Morgan Stanley Capital Index (MSCI)- EAFE. The MSCI EAFE is an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East (EAFE) by representing a broad selection of domestically listed companies within each market.

The calculations for the MSCI EAFE are based on a starting date of May 1, 1997, whereas the calculations for the International Fund are based on a starting date of May 5, 1997. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers W. Travis Selmier II, Albert Sebastian, and David G. Peebles

MARKET CONDITIONS
For the six-month period ended June 30, 1999, the Fund's total NAV return was 6.10% as compared to the Lipper Global Funds Average/1/ return of 8.12% and the Morgan Stanley Capital Index (MSCI)-EAFE return of 3.97%.

EUROPE
Most European equity markets rebounded from last year's declines, but returns were negatively impacted in 1999 by weak European currencies despite the introduction of the Euro. Central banks in Europe cut interest rates as economic growth forecasts were revised downward, primarily because of weakness in the German and Italian economies. After last year's sell off, cyclical and resource stocks rebounded based on stronger global economic forecasts and higher energy prices. In general, the larger European equity market (e.g., United Kingdom) out-performed the smaller ones (e.g., Portugal, Belgium) throughout the period.

B-18  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

          AN OVERVIEW (Continued)                         June 30, 1999

CANADA AND AUSTRALIA
While we have preferred Canadian to Australian equities, both markets have rebounded from last year's declines. Our positions in Canada benefited from higher energy prices, a swing back to cyclical stocks, and a stronger Canadian dollar. These same factors had negatively impacted the performance of the Fund in the second half of 1998.

EMERGING MARKETS
Emerging markets have recovered from last year. Asian equities' strong recovery has been driven by good export growth, the reversal of deflation (reflation) in many economies, and capital flows into the stock market and acquisitions of Asian companies. Although Russia's economic and political problems and the conflict in Kosovo will influence central European and many Mediterranean markets, these markets look more to the European community for their political and economic cues. Greece is the best performer in the region. Israel's and South Africa's economic recovery, export strength, and improving political prospects have validated our overweight position in those markets. With the exception of a strong Mexican market, our lower weighting in Latin markets throughout the last six months was validated by Brazil's forced devaluation of its currency, the Real, in January.

JAPAN
Since the election last summer, the Japanese political situation has solidified, more progress has been seen on Japan's banking crisis, and a raft of corporate restructuring announcements has pushed the market up over the last eight months. However, we will need to see follow-through on the corporate restructuring coupled with stimulatory economic policy to push the market higher. Our technology, telecommunications, and financial equity holdings helped us outperform the Japanese equity market throughout the period.

TOP 10 EQUITY HOLDINGS
as of June 30, 1999

                                    % of
                                  Net Assets
Nokia Corp. ADR (Finland)            2.4%
Elf Aquitaine ADR (France)           1.9
Novartis AG (Switzerland)            1.7
Canadian National
Railway Co. (Canada)                 1.6
Azko Nobel N.V. (Netherlands)        1.5
Telefonica de Espana
S.A. ADR (Spain)                     1.5
ING Group N.V. (Netherlands)         1.4
Merita plc "A" (Finland)             1.4
Veba AG (Germany)                    1.4
Cookson Group plc
(United Kingdom)                     1.3

TOP 10 INDUSTRIES
OF EQUITY HOLDINGS
as of June 30, 1999

                                    % of
                                  Net Assets
Telephones                          10.0%
Banks - Major Regional               8.7
Drugs                                5.9
Insurance - Multi-Line
Companies                            3.9
Oil - International Integrated       3.8
Auto Parts                           3.7
Communication Equipment              3.7
Retail - Specialty                   3.1
Railroads/Shipping                   2.6
Oil & Gas - Exploration &
Production                           2.3

                                                   1999  SEMIANNUAL REPORT  B-19

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

          AN OVERVIEW (Continued)                         June 30, 1999

OUTLOOK
We continue to view Europe positively but have slightly reduced our overweight position there in favor of other markets. European valuations still look attractive, and Europe should continue to benefit from merger and acquisition activity as well as economic recovery in the second half of 1999. Canada should benefit from higher commodity prices and strong U.S. economic growth. The Japanese market is likely to be a mixed bag with some sectors doing well. Given a reflating global economy, emerging markets should continue to perform well.

/1/ The Lipper Global Funds Average is the average performance level of all global funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Foreign investing is subject to additional risks such as currency fluctuations, market illiquidity, and political instability which are discussed in the prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

COUNTRY WEIGHTINGS AS A PERCENTAGE OF NET ASSETS as of June 30, 1999

United Kingdom     15.7%
Japan               9.5%
Netherlands         9.5%
France              8.7%
Canada              7.7%
Finland             5.1%
Switzerland         5.1%
Italy               4.5%
Germany             3.9%
Denmark             3.1%
Sweden              3.1%
Norway              2.6%
Spain               2.6%
Austria             2.4%
Portugal            2.1%
Other*             13.9%

* Countries representing less than 2% of the portfolio and U.S. Government and Agency Issues.

B-20  SEMIANNUAL REPORT  1999

                      THIS PAGE LEFT BLANK INTENTIONALLY

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE MONEY MARKET FUND

      PORTFOLIO OF INVESTMENTS                   June 30, 1999 (Unaudited)

Principal                                      Coupon or
 Amount                                        Discount                   Value
  (000)          Security                        Rate       Maturity      (000)
---------        --------                      ---------    --------     -------
                        FIXED RATE INSTRUMENTS (64.9%)
          ALUMINUM
$1,000    Aluminum Company of America, CP        5.00%     7/27/1999     $   996
                                                                         -------
          COMMUNICATION EQUIPMENT
   687    Motorola, Inc., CP                     4.98      7/30/1999         684
                                                                         -------
          FINANCE - CONSUMER
 1,200    American Honda Finance Corp., CP       4.88      7/07/1999       1,199
   331    Ford Motor Credit, CP                  4.92      7/09/1999         331
   900    Ford Motor Credit, CP                  5.13      7/15/1999         898
 1,206    General Motors Acceptance Corp., CP    4.89      7/20/1999       1,203
 1,000    Toyota Motor Credit Corp., CP          4.82      7/01/1999       1,000
                                                                         -------
                                                                           4,631
                                                                         -------

          OIL - DOMESTIC INTEGRATED
 1,034    Shell Oil Co., CP                      4.82      7/12/1999       1,033
                                                                         -------

          TELEPHONES
 1,016    Bellsouth Telecommunications Inc., CP  4.82      7/16/1999       1,014
                                                                         -------
          U.S. GOVERNMENT
   674    Federal Farm Credit Bank, DN           4.94      8/13/1999         670
 1,495    Federal Home Loan Bank, DN             4.91      7/21/1999       1,491
 1,059    Federal Home Loan Bank, DN             4.99      7/23/1999       1,056
   599    Federal Home Loan Mortgage, DN         4.78      7/08/1999         599
   660    Federal Home Loan Mortgage, DN         4.85      7/09/1999         659
   501    Federal Home Loan Mortgage, DN         4.76      7/13/1999         500
   677    Federal Home Loan Mortgage, DN         4.81      7/14/1999         676
   957    Federal Home Loan Mortgage, DN         4.80      7/22/1999         954
   758    Federal Home Loan Mortgage, DN         4.93      8/05/1999         754
   871    Federal National Mortgage Assn., DN    4.84      7/19/1999         869
 1,320    Federal National Mortgage Assn., DN    4.94      8/09/1999       1,313
                                                                         -------
                                                                           9,541
                                                                         -------
          Total fixed rate instruments (cost: $17,899)                    17,899
                                                                         -------

                      VARIABLE RATE DEMAND NOTES (37.9%)

          ASSET BACKED SECURITIES
   630    Capital One Funding Corp., Notes,
            Series 1995C (LOC)                   5.18     10/01/2015         630
   800    Capital One Funding Corp., Notes,
            Series 1996E (LOC)                   5.18      7/02/2018         800
                                                                         -------
                                                                           1,430
                                                                         -------

          AUTO PARTS
   600    Alabama IDA RB (Rehau Project) (LOC)   5.33     10/01/2019         600
   750    Bardstown, KY, RB, Series 1994 (LOC)   5.15      6/01/2024         750
                                                                         -------
                                                                           1,350
                                                                         -------

          HEALTH CARE - DIVERSIFIED
   300    GMS Associates II Project Health Care
            RB, Series 1995 (LOC)                5.20      8/15/2025         300
                                                                         -------
          HEALTH CARE - SPECIALIZED SERVICES
   900    Mason City Clinic, P.C., Bonds,
            Series 1992 (LOC)                    5.35%     9/01/2022         900
                                                                         -------

          HOSPITALS
   700    Dome Corp., Bonds, Series 1991 (LOC)   5.35      8/31/2016         700
                                                                         -------

          LEISURE TIME
 1,000    Fox Valley Ice Arena, RB,
            Series 1997 (LOC)                    5.27      7/01/2027       1,000
                                                                         -------

          NURSING/CONTINUING CARE CENTERS
   800    Assisted Living Funding LLC, Bonds,
            Series 1997 (LOC)                    5.05     10/01/2017         800
   985    Lincolnwood Funding Corp. RB,
            Series 1995A (LOC)                   5.17      8/01/2015         985
                                                                         -------
                                                                           1,785
                                                                         -------

          PAPER & FOREST PRODUCTS
 1,000    Bancroft Bag, Inc. Notes,
            Series 1998 (LOC)                    5.18     11/01/2008       1,000
                                                                         -------

          REAL ESTATE - OTHER
   975    H/M Partners, LLC, Bonds (LOC)         5.30     10/01/2020         975
   100    MMR Funding I, Notes, Series A (LOC)   5.18      9/01/2010         100
   900    Shepherd Capital, LLC, Notes,
            Series 1997 (LOC)                    5.13      7/15/2047         900
                                                                         -------
                                                                           1,975
                                                                         -------
          Total variable rate demand notes (cost: $10,440)                10,440
                                                                         -------
          Total investments (cost: $28,339)                              $28,339
                                                                         =======

B-22  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE MONEY MARKET FUND

   PORTFOLIO OF INVESTMENTS (Continued)              June 30, 1999 (Unaudited)

                         PORTFOLIO SUMMARY BY INDUSTRY

        U.S. Government                       34.6%
        Finance - Consumer                    16.8
        Real Estate - Other                    7.2
        Nursing/Continuing Care
          Centers                              6.5
        Asset Backed Securities                5.2
        Auto Parts                             4.9
        Oil - Domestic Integrated              3.7
        Telephones                             3.7
        Aluminum                               3.6
        Leisure Time                           3.6
        Paper & Forest Products                3.6
        Health Care - Specialized
          Services                             3.3
        Communication Equipment                2.5
        Hospitals                              2.5
        Health Care - Diversified              1.1
                                             -----
        Total                                102.8%
                                             =====

See accompanying Notes to Portfolios of Investments on page B-40.

                                                   1999  SEMIANNUAL REPORT  B-23

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND

   PORTFOLIO OF INVESTMENTS                         June 30, 1999 (Unaudited)

                                                               Market
  Number                                                        Value
of Shares                       Security                        (000)
---------                       --------                       -------
           PREFERRED STOCKS (10.2%)
  15,000   Avalon Bay Communities, Inc., "F", 9.00%
             cumulative redeemable                             $   378
  12,000   Duke Realty Investments, Inc. depositary
             shares "A", 9.10% cumulative redeemable               307
  12,000   Equity Residential Properties Trust depositary
             shares "C", 9.125% cumulative redeemable              306
   6,000   Post Properties, Inc. "A", 8.50% cumulative
             redeemable                                            295
   6,000   Prologis Trust, Inc. "C", 8.54% cumulative
             redeemable                                            266
  12,000   Shurgard Storage Centers, Inc. "B", 8.80%
             cumulative redeemable                                 308
  12,000   United Dominion Realty Trust, Inc. depositary
             shares "A", 9.25% cumulative redeemable               296
                                                               -------
           Total preferred stocks (cost: $2,198)                 2,156
                                                               -------

Principal                                                       Market
 Amount                                                          Value
 (000)                          Security                        (000)
---------                       --------                       -------
           CORPORATE OBLIGATIONS (15.5%)
 $  300    Caliber Systems, Inc., Notes,
             7.80%, 8/01/2006                                  $   298
    500    Chase Manhattan Corp., Subordinated Notes,
             7.13%, 2/01/2007                                      501
    500    Finova Capital Corp., MTN,
             6.00%, 1/07/2004                                      483
    500    First Union Corp., Subordinated Notes,
             7.50%, 7/15/2006                                      513
    500    Household Finance Corp., Notes,
             7.25%, 5/15/2006                                      501
    500    Province of Quebec, Global Debentures,
             7.00%, 1/30/2007                                      499
    500    Wells Fargo & Co., Subordinated Notes,
             6.88%, 4/01/2006                                      500
                                                               -------
           Total corporate obligations (cost: $3,252)            3,295
                                                               -------

                    U.S. GOVERNMENT & AGENCY ISSUES (73.2%)
           FEDERAL NATIONAL MORTGAGE ASSN. (5.4%)
  1,154    7.00%, 6/01/2024 - 10/01/2026                         1,145
                                                               -------

           GOVERNMENT NATIONAL MORTGAGE ASSN. (43.3%)
  8,727    6.00%, 4/15/2028 - 9/15/2028                          8,195
  1,000    7.00%, 6/15/2029                                        992
                                                               -------
                                                                 9,187
                                                               -------

           U.S. TREASURY BONDS (24.5%)
  5,877    5.25%, 11/15/2028                                     5,203
                                                               -------
           Total U.S. government & agency issues
             (cost: $16,373)                                    15,535
                                                               -------
           Total investments (cost: $21,823)                   $20,986
                                                               =======

                         PORTFOLIO SUMMARY BY INDUSTRY
       U.S. Government                                          73.2%
       Real Estate Investment Trusts                            10.1
       Banks - Money Center                                      4.8
       Banks - Major Regional                                    2.4
       Finance - Consumer                                        2.4
       Finance - Diversified                                     2.3
       Foreign Government                                        2.3
       Truckers                                                  1.4
                                                                ----
       Total                                                    98.9%
                                                                ====

See accompanying Notes to Portfolios of Investments on page B-40.

B-24  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE GROWTH AND INCOME FUND

   PORTFOLIO OF INVESTMENTS                         June 30, 1999 (Unaudited)

                                                                         Market
 Number                                                                   Value
of Shares                  Security                                       (000)
---------                  --------                                      ------
                             COMMON STOCKS (98.3%)
            AEROSPACE/DEFENSE (2.6%)
  31,000    B.F. Goodrich Co.                                            $1,317
  20,500    Boeing Co.                                                      906
                                                                         ------
                                                                          2,223
                                                                         ------
            ALUMINUM (2.2%)
  30,000    Alcoa, Inc.                                                   1,856
                                                                         ------
            AUTOMOBILES (1.4%)
  21,000    Ford Motor Co.                                                1,185
                                                                         ------
            AUTO PARTS (2.4%)
  16,000    Intermet Corp.                                                  242
  35,000    Lear Corp.*                                                   1,741
                                                                         ------
                                                                          1,983
                                                                         ------
            BANKS - MAJOR REGIONAL (1.7%)
  15,000    Bank of Boston Corp.                                            767
  18,000    SouthTrust Corp.                                                691
                                                                         ------
                                                                          1,458
                                                                         ------
            BANKS - MONEY CENTER (2.9%)
  16,368    Bank of America Corp.                                         1,200
  14,000    Chase Manhattan Corp.                                         1,213
                                                                         ------
                                                                          2,413
                                                                         ------
            BEVERAGES - ALCOHOLIC (1.3%)
  15,000    Anheuser-Busch Companies, Inc.                                1,064
                                                                         ------
            BEVERAGES - NONALCOHOLIC (1.5%)
  15,500    Coca-Cola Co.                                                   969
  12,100    Pepsi Bottling Group, Inc.                                      279
                                                                         ------
                                                                          1,248
                                                                         ------
            CHEMICALS (1.1%)
   9,700    Lyondell Petrochemical Co.                                      200
  30,000    Millennium Chemicals, Inc.                                      707
                                                                         ------
                                                                            907
                                                                         ------
            CHEMICALS - DIVERSIFIED (0.6%)
   7,000    FMC Corp.                                                       478
                                                                         ------
            COMMUNICATION EQUIPMENT (1.8%)
  22,672    Lucent Technologies, Inc.                                     1,529
                                                                         ------
            COMPUTER - HARDWARE (2.7%)
   5,000    Hewlett-Packard Co.                                             502
  13,600    IBM Corp.                                                     1,758
                                                                         ------
                                                                          2,260
                                                                         ------
            COMPUTER - NETWORKING (2.1%)
  27,000    Cisco Systems, Inc.*                                          1,736
                                                                         ------
            COMPUTER SOFTWARE & SERVICE (3.3%)
  22,000    Microsoft Corp.*                                              1,984
  21,300    Oracle Corp.*                                                   791
                                                                         ------
                                                                          2,775
                                                                         ------

            CONTAINERS - METALS & GLASS (1.3%)
  25,500    Ball Corp.                                                    1,077
                                                                         ------
            DRUGS (4.6%)
  20,000    Merck & Co., Inc.                                             1,480
   6,500    Pfizer, Inc.                                                    713
  29,000    Pharmacia & Upjohn, Inc.                                      1,648
                                                                         ------
                                                                          3,841
                                                                         ------
            ELECTRIC UTILITIES (1.8%)
  13,600    PG & E Corp.                                                    442
  40,000    Reliant Energy, Inc.                                          1,105
                                                                         ------
                                                                          1,547
                                                                         ------
            ELECTRICAL EQUIPMENT (2.5%)
  12,500    General Electric Co.                                          1,412
  11,900    Rockwell International Corp.                                    723
                                                                         ------
                                                                          2,135
                                                                         ------
            ELECTRONICS - SEMICONDUCTORS (1.6%)
  23,000    Intel Corp.                                                   1,369
                                                                         ------
            ENTERTAINMENT (0.8%)
  23,000    Walt Disney Co.                                                 709
                                                                         ------
            EQUIPMENT - SEMICONDUCTORS (1.5%)
  17,000    Applied Materials, Inc.*                                      1,256
                                                                         ------
            FINANCE - CONSUMER (1.3%)
  17,000    PMI Group, Inc.                                               1,068
                                                                         ------
            FINANCE - DIVERSIFIED (5.4%)
  25,966    Associates First Capital Corp. "A"                            1,151
  30,000    Citigroup, Inc.                                               1,425
  19,000    Morgan Stanley, Dean Witter, Discover & Co.                   1,947
                                                                         ------
                                                                          4,523
                                                                         ------
            FOODS (1.9%)
  23,000    Bestfoods                                                     1,138
  24,000    Nabisco Group Holding Corp.                                     470
                                                                         ------
                                                                          1,608
                                                                         ------
            HEALTH CARE - DIVERSIFIED (4.9%)
  24,000    American Home Products Corp.                                  1,380
  19,300    Bristol-Myers Squibb Co.                                      1,360
  14,000    Johnson & Johnson, Inc.                                       1,372
                                                                         ------
                                                                          4,112
                                                                         ------
            HEALTH CARE - HMOS (2.3%)
  15,000    Aetna, Inc.                                                   1,342
   8,000    Pacificare Health Systems, Inc.*                                575
                                                                         ------
                                                                          1,917
                                                                         ------
            HOUSEHOLD PRODUCTS (2.8%)
  27,000    Kimberly-Clark Corp.                                          1,539
   9,000    Procter & Gamble Co.                                            803
                                                                         ------
                                                                          2,342
                                                                         ------

                                                   1999  SEMIANNUAL REPORT  B-25

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE GROWTH AND INCOME FUND

   PORTFOLIO OF INVESTMENTS (Continued)             June 30, 1999 (Unaudited)

                                                                         Market
 Number                                                                   Value
of Shares                  Security                                       (000)
---------                  --------                                     -------
            INSURANCE - LIFE/HEALTH (0.4%)
 11,000     Stancorp Financial Group, Inc.*                             $   330
                                                                        -------
            INSURANCE - MULTI-LINE COMPANIES (1.8%)
 13,100     American International Group, Inc.                            1,534
                                                                        -------
            INSURANCE - PROPERTY/CASUALTY (0.9%)
 23,000     Everest Reinsurance Holdings, Inc.                              750
                                                                        -------
            LEISURE TIME (1.7%)
 51,000     Brunswick Corp.                                               1,422
                                                                        -------
            MACHINERY - DIVERSIFIED (1.2%)
 25,000     Deere & Co.                                                     991
                                                                        -------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (2.3%)
  9,000     Eaton Corp.                                                     828
 25,500     Hillenbrand Industries, Inc.                                  1,103
                                                                        -------
                                                                          1,931
                                                                        -------
            MANUFACTURING - SPECIALIZED (1.7%)
 24,000     Avery Dennison Corp.                                          1,449
                                                                        -------
            MEDICAL PRODUCTS & SUPPLIES (1.8%)
 20,000     Bausch & Lomb, Inc.                                           1,530
                                                                        -------
            OIL - DOMESTIC INTEGRATED (1.1%)
 45,000     Occidental Petroleum Corp.                                      951
                                                                        -------
            OIL - INTERNATIONAL INTEGRATED (3.1%)
 20,000     Royal Dutch Petroleum Co.                                     1,205
 22,000     Texaco, Inc.                                                  1,375
                                                                        -------
                                                                          2,580
                                                                        -------
            OIL & GAS - DRILLING/EQUIPMENT (0.9%)
 32,000     Helmerich & Payne, Inc.                                         762
                                                                        -------
            OIL & GAS - EXPLORATION & PRODUCTION (1.8%)
 39,000     Apache Corp.                                                  1,521
                                                                        -------
            PAPER & FOREST PRODUCTS (1.5%)
 11,000     Jefferson Smurfit Group plc                                     259
 15,000     Weyerhaeuser Co.                                              1,031
                                                                        -------
                                                                          1,290
                                                                        -------
            PHOTOGRAPHY - IMAGING (1.4%)
 20,000     Xerox Corp.                                                   1,181
                                                                        -------
            RAILROADS/SHIPPING (1.6%)
 44,000     Norfolk Southern Corp.                                        1,326
                                                                        -------
            RETAIL - DEPARTMENT STORES (1.4%)
 25,000     J.C. Penney Company, Inc.                                     1,214
                                                                        -------
            RETAIL - GENERAL MERCHANDISING (3.1%)
 30,000     Sears, Roebuck & Co.                                          1,337
 26,000     Wal-Mart Stores, Inc.                                         1,254
                                                                        -------
                                                                          2,591
                                                                        -------
            SAVINGS & LOAN HOLDING CO. (0.6%)
 15,200     Washington Mutual, Inc.                                         538
                                                                        -------

            SERVICES - DATA PROCESSING (1.5%)
 25,000     First Data Corp.                                              1,223
                                                                        -------
            TELECOMMUNICATIONS - LONG DISTANCE (3.0%)
 15,750     AT&T Corp.                                                      879
  5,000     MCI Worldcom, Inc.*                                             430
 22,200     Sprint Corp.                                                  1,173
                                                                        -------
                                                                          2,482
                                                                        -------
            TELEPHONES (4.4%)
 28,000     Bell Atlantic Corp.                                           1,830
 21,000     GTE Corp.                                                     1,591
  5,000     SBC Communications Corp.                                        290
                                                                        -------
                                                                          3,711
                                                                        -------
            TOBACCO (0.8%)
 16,000     Philip Morris Cos., Inc.                                        643
                                                                        -------
            Total common stocks (cost: $53,945)                          82,569
                                                                        -------

Principal
 Amount
  (000)
---------
                               SHORT-TERM (2.0%)
            U.S. GOVERNMENT & AGENCY ISSUE
$ 1,682     Federal Home Loan Bank, 4.49%,
              7/01/1999 (cost: $1,682)                                    1,682
                                                                        -------
            Total investments (cost: $55,627)                           $84,251
                                                                        =======

See accompanying Notes to Portfolios of Investments on page B-40.

B-26  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND

   PORTFOLIO OF INVESTMENTS                         June 30, 1999 (Unaudited)

                                                                         Market
 Number                                                                   Value
of Shares                  Security                                       (000)
---------                  --------                                     -------
                          FOREIGN SECURITIES (59.3%)
                            FOREIGN STOCKS (59.2%)
            ARGENTINA (0.2%)
  1,502     IRSA Inversiones y Representaciones S.A. GDR                 $   46
                                                                         ------
            AUSTRALIA (0.1%)
 11,000     Cable & Wireless Optus Ltd.*                                     25
                                                                         ------
            AUSTRIA (1.4%)
    700     Bank Austria AG                                                  37
  2,400     Boehler Uddeholm AG                                             119
  3,250     VA Flughafen Wien AG                                            136
  1,250     VA Technologie AG                                               113
                                                                         ------
                                                                            405
                                                                         ------
            BRAZIL (0.6%)
  1,900     Grupo Pao de Acucar ADR                                          36
  3,400     Panamerican Beverages, Inc. "A"                                  81
267,000     Petroleo Brasileiro S.A. (Preferred)                             41
                                                                         ------
                                                                            158
                                                                         ------
            CANADA (4.7%)
 13,900     Anderson Exploration Ltd.*                                      183
  2,500     Canadian Imperial Bank of Commerce                               59
  4,300     Canadian National Railway Co.                                   288
 11,500     Canadian Occidental Petroleum Ltd.                              185
  8,300     National Bank of Canada                                         109
  2,400     Nortel Networks Corp.                                           208
  5,300     Suncor Energy, Inc.                                             218
  1,800     Toronto-Dominion Bank                                            82
                                                                         ------
                                                                          1,332
                                                                         ------
            CHILE (0.1%)
     52     Sociedad Quimica y Minera de Chile S.A. ADR "A"                   2
    900     Sociedad Quimica y Minera de Chile S.A. ADR "B"                  32
                                                                         ------
                                                                             34
                                                                         ------
            CHINA (0.3%)
 56,000     Cosco Pacific Ltd.                                               47
 25,000     New World Infrastructure Ltd.*                                   47
                                                                         ------
                                                                             94
                                                                         ------
            DENMARK (1.9%)
  1,400     ISS International Service System A/S "B"*                        75
  7,500     SAS Danmark A/S                                                  78
  3,600     Tele Danmark A/S                                                177
  3,000     Unidanmark A/S                                                  199
                                                                         ------
                                                                            529
                                                                         ------
            EGYPT (0.1%)
  2,300     Suez Cement Co. S.A.E. GDR                                       33
                                                                         ------
            FINLAND (3.2%)
 40,800     Merita plc "A"                                                  232
  4,800     Nokia Corp. ADR                                                 439
  5,960     Raisio Group plc                                                 55
  6,300     Rauma OYJ                                                        75
  3,200     Sampo Insurance Co. "A"                                          93
                                                                         ------
                                                                            894
                                                                         ------

            FRANCE (5.5%)
    600     Accor S.A.                                                      151
  2,678     CNP Assurances                                                   73
  3,800     Coflexip ADR                                                    165
  5,100     Elf Aquitaine ADR                                               375
  1,900     Eramet Group                                                     76
    315     Essilor International                                            98
  1,040     ISIS S.A.                                                        73
  1,600     Louis Dreyfus Citrus                                             34
  2,700     Renault S.A.                                                    118
  2,500     Rhone Poulenc S.A.                                              114
  2,614     SEITA                                                           151
  1,500     Valeo S.A.                                                      124
                                                                         ------
                                                                          1,552
                                                                         ------
            GERMANY (2.4%)
  4,700     Continental AG                                                  111
  4,100     Hoechst AG                                                      186
  3,700     Merck KGaA                                                      120
  4,300     Veba AG                                                         253
                                                                         ------
                                                                            670
                                                                         ------
            GREECE (0.4%)
  3,700     Hellenic Telecommunications Organization S.A. (OTE)              79
  2,770     National Bank of Greece S.A. GDR                                 36
                                                                         ------
                                                                            115
                                                                         ------

            HONG KONG (0.1%)
  1,500     Asia Satellite Telecommunications Holdings Ltd. ADR              35
                                                                         ------
            HUNGARY (0.4%)
  1,100     Magyar Tavkozlesi RT. (MATAV) ADR                                30
  3,900     Mol Magyar Olaj-Es Gazipari GDR                                  94
                                                                         ------
                                                                            124
                                                                         ------
            INDIA (0.3%)
  1,800     Hindalco Industries Ltd. GDR                                     35
  5,000     Videsh Sanchar Nigam Ltd. GDR                                    64
                                                                         ------
                                                                             99
                                                                         ------
            ISRAEL (0.2%)
 12,293     Bank Hapoalim Ltd.                                               31
  1,800     Blue Square - Israel Ltd. ADR                                    29
                                                                         ------
                                                                             60
                                                                         ------
            ITALY (2.9%)
  3,000     ENI S.p.A. ADR                                                  180
  2,400     Gucci Group N.V.                                                168
 36,000     Italgas S.p.A.                                                  151
  7,400     Telecom Italia S.p.A. Ordinary                                   77
 42,400     Telecom Italia S.p.A. Savings                                   230
                                                                         ------
                                                                            806
                                                                         ------
            JAPAN (5.8%)
  5,000     Daibiru Corp.                                                    37
  6,000     Fujitsu Ltd.                                                    121
  2,000     Ito-Yokado Co. Ltd.                                             134
 10,000     Kikkoman Corp.                                                   85
  5,000     Kirin Brewery Co. Ltd.                                           60
 13,000     Nikko Securities Co. Ltd.                                        84
 46,000     Nippon Steel Corp.                                              107
     14     Nippon Telegraph & Telephone Corp. (NTT)                        163

                                                   1999  SEMIANNUAL REPORT  B-27

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND

   PORTFOLIO OF INVESTMENTS (Continued)             June 30, 1999 (Unaudited)

                                                                         Market
 Number                                                                   Value
of Shares                  Security                                       (000)
---------                  --------                                      ------
      1     NTT Mobile Communication Network, Inc.                       $   13
      4     NTT Mobile Communication Network, Inc. (Bonus Shares)*           54
  2,000     Paris Miki, Inc.                                                109
  3,000     Sankyo Co. Ltd.                                                  76
 19,000     Sharp Corp.                                                     224
  1,100     Sony Corp.                                                      119
 10,000     Sumitomo Electric Industries, Ltd.                              114
 18,000     Toshiba Corp.                                                   128
                                                                         ------
                                                                          1,628
                                                                         ------
            KOREA (0.7%)
  1,400     Dongwon Securities Co.                                           26
  1,599     Korea Telecom Corp. ADR*                                         64
    865     Samsung Electronics Co. Ltd.                                     95
                                                                         ------
                                                                            185
                                                                         ------
            MALAYSIA (0.5%)
 27,200     Genting Bhd/b/                                                   93
 27,000     Malaysia International Shipping Corp. Bhd/b/                     45
                                                                         ------
                                                                            138
                                                                         ------
            MEXICO (0.5%)
  2,891     Desc, Sociedad de Fomento Industrial, S.A. ADR                   66
  6,000     Tubos de Acero de Mexico, S.A. ADR                               65
                                                                         ------
                                                                            131
                                                                         ------
            NETHERLANDS (6.0%)
  6,700     Akzo Nobel N.V.                                                 282
  4,000     Benckiser N.V. "B"                                              213
  1,400     EVC International N.V.                                           12
  3,800     Fortis NL N.V.                                                  117
  5,000     ING Group N.V.                                                  271
  4,400     Koninklijke KPN N.V.                                            206
  5,100     Koninklijke Pakhoed N.V. (Certificates)                         121
  2,300     Koninklijke Philips Electronics N.V. ADR                        232
  4,100     Oce-van der Grinten N.V.                                        104
  3,500     VNU N.V.                                                        140
                                                                         ------
                                                                          1,698
                                                                         ------
            NORWAY (1.6%)
 49,600     Christiania Bank og Kreditkasse                                 178
  5,700     Schibsted ASA                                                    64
 21,600     Storebrand ASA*                                                 145
 14,100     Tandberg Data ASA*                                               69
                                                                         ------
                                                                            456
                                                                         ------
            PHILIPPINES (0.2%)
200,000     SM Prime Holdings, Inc.                                          45
                                                                         ------
            POLAND (0.3%)
  7,039     Elektrim S.A.                                                   100
                                                                         ------
            PORTUGAL (1.4%)
  7,996     Banco Pinto & Sotto Mayor S.A.                                  142
  2,100     Brisa-Auto Estradas de Portugal S.A.                             87
  3,800     Portugal Telecom S.A. ADR                                       156
                                                                         ------
                                                                            385
                                                                         ------
            RUSSIA (0.1%)
    700     LUKoil ADR                                                       29
                                                                         ------
            SINGAPORE (0.1%)
  8,600     Overseas Union Bank Ltd.                                         41
                                                                         ------

            SOUTH AFRICA (0.4%)
 43,000     Sanlam Ltd.*                                                     51
  2,889     South African Breweries plc                                      25
 13,000     Standard Bank Investment Corp. Ltd.                              43
                                                                        -------
                                                                            119
                                                                        -------
            SPAIN (1.7%)
  7,976     Argentaria, Caja Postal y Banco Hipotecario de
              Espana, S.A.                                                  181
  1,997     Telefonica de Espana S.A. ADR*                                  294
                                                                        -------
                                                                            475
                                                                        -------
            SWEDEN (1.9%)
  7,000     Autoliv, Inc. GDR                                               214
  3,400     Skandinaviska Enskilda Banken "A"                                40
 48,200     Swedish Match AB                                                172
  3,800     Volvo AB                                                        110
                                                                        -------
                                                                            536
                                                                        -------
            SWITZERLAND (3.1%)
    208     Novartis AG                                                     304
    400     Selecta Group AG                                                159
    173     Sulzer AG P.C.*                                                 105
    460     Swisscom AG                                                     173
  1,170     Tag Heuer International S.A.                                    122
                                                                        -------
                                                                            863
                                                                        -------
            TAIWAN (0.2%)
  3,923     China Steel Corp. GDR                                            60
                                                                        -------
            TURKEY (0.1%)
748,080     Yapi Ve Kredi Bankasi A.S.                                       11
998,464     Yapi Ve Kredi Bankasi A.S. Receipts*,/b/                         14
                                                                        -------
                                                                             25
                                                                        -------
            UNITED KINGDOM (9.8%)
  2,900     AstraZeneca Group plc                                           112
 11,800     Bank of Scotland                                                158
 57,300     Billiton plc                                                    201
  4,200     BOC Group plc                                                    82
  6,900     British Telecommunications plc                                  115
 15,000     British-Borneo Oil & Gas plc                                     46
  8,700     Cable & Wireless plc                                            111
 19,200     Cadbury Schweppes                                               123
 10,500     CGU plc                                                         151
 78,700     Cookson Group plc                                               265
 57,100     Corporate Services Group plc                                     76
  1,900     Glaxo Wellcome plc ADR                                          108
 10,100     Laporte plc                                                     114
 54,100     Medeva plc                                                       88
 12,000     National Westminster Bank plc                                   254
  3,200     Powergen plc                                                     34
 13,540     Reuters Group plc                                               178
 31,100     Safeway plc                                                     124
 45,700     Tomkins plc                                                     198
 27,364     WPP Group plc                                                   232
                                                                        -------
                                                                          2,770
                                                                        -------
            Total foreign stocks (cost: $12,621)                         16,695
                                                                        -------

B-28  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND

   PORTFOLIO OF INVESTMENTS (Continued)             June 30, 1999 (Unaudited)

Principal                                                                Market
 Amount                                                                   Value
  (000)                    Security                                       (000)
---------                  --------                                     -------
                              FOREIGN BOND (0.1%)
            JAPAN (0.1%)
 $   20     MBL International Finance (Bermuda) Trust,
              Convertible Notes, 3.00%, 11/30/2002  (cost: $20)         $    22
                                                                        -------
              Total foreign securities (cost: $12,641)                   16,717
                                                                        -------


 Number
of Shares
---------
                            DOMESTIC STOCKS (38.4%)
              ALUMINUM (0.8%)
  3,600       Alcoa, Inc.                                                   223
                                                                        -------
              BANKS - MAJOR REGIONAL (0.5%)
  4,000       Mellon Bank Corp.                                             146
                                                                        -------
              BEVERAGES - NONALCOHOLIC (1.8%)
 11,600       Pepsi Bottling Group, Inc.                                    268
  6,000       PepsiCo, Inc.                                                 232
                                                                        -------
                                                                            500
                                                                        -------
              BIOTECHNOLOGY (0.6%)
  2,600       Amgen, Inc.*                                                  158
                                                                        -------
              BROADCASTING - RADIO & TV (1.3%)
  5,300       Clear Channel Communications, Inc.*                           365
                                                                        -------
              CHEMICALS - DIVERSIFIED (0.4%)
  3,000       Monsanto Co.                                                  118
                                                                        -------
              COMMUNICATION EQUIPMENT (1.2%)
  4,792       Lucent Technologies, Inc.                                     323
                                                                        -------
              COMPUTER - HARDWARE (1.3%)
  3,500       Hewlett-Packard Co.                                           352
                                                                        -------
              COMPUTER - NETWORKING (1.5%)
  6,600       Cisco Systems, Inc.*                                          424
                                                                        -------
              COMPUTER SOFTWARE & SERVICE (4.0%)
  3,800       America Online, Inc.*                                         420
  5,800       Microsoft Corp.*                                              523
  5,000       Oracle Corp.*                                                 186
                                                                        -------
                                                                          1,129
                                                                        -------
              DRUGS (1.5%)
  2,000       Pfizer, Inc.                                                  219
  4,000       Schering-Plough Corp.                                         212
                                                                        -------
                                                                            431
                                                                        -------
              ELECTRICAL EQUIPMENT (1.2%)
  3,000       General Electric Co.                                          339
                                                                        -------
              ELECTRONICS - SEMICONDUCTORS (3.6%)
  6,000       Analog Devices, Inc.*                                         301
  4,000       Intel Corp.                                                   238
  3,300       Texas Instruments, Inc.                                       479
                                                                        -------
                                                                          1,018
                                                                        -------
              ENTERTAINMENT (0.7%)
  6,700       Walt Disney Co.                                               206
                                                                        -------
              EQUIPMENT - SEMICONDUCTORS (1.1%)
  4,000       Applied Materials, Inc.*                                      296
                                                                        -------
              FINANCE - DIVERSIFIED (1.2%)
  1,600       Freddie Mac                                                    93
  2,400       Morgan Stanley, Dean Witter, Discover & Co.                   246
                                                                        -------
                                                                            339
                                                                        -------

              FOODS (1.2%)
  2,700       Hershey Foods Corp.                                           161
  6,000       Keebler Foods Co.*                                            182
                                                                        -------
                                                                            343
                                                                        -------
              HEALTH CARE - DIVERSIFIED (1.7%)
  3,200       Bristol-Myers Squibb Co.                                      225
  2,700       Johnson & Johnson, Inc.                                       265
                                                                        -------
                                                                            490
                                                                        -------
              HOSPITALS (0.1%)
  2,200       Lifepoint Hospitals, Inc.                                      30
                                                                        -------
              HOUSEHOLD PRODUCTS (0.9%)
  2,900       Procter & Gamble Co.                                          259
                                                                        -------
              HOUSEWARES (0.9%)
  5,300       Newell Rubbermaid, Inc.                                       246
                                                                        -------
              INSURANCE - MULTI-LINE COMPANIES (1.0%)
  2,375       American International Group, Inc.                            278
                                                                        -------
              LEISURE TIME (0.7%)
  7,500       Mattel, Inc.                                                  198
                                                                        -------
              MANUFACTURING - SPECIALIZED (0.8%)
  3,600       Avery Dennison Corp.                                          217
                                                                        -------
              MEDICAL PRODUCTS & SUPPLIES (0.9%)
  3,200       Medtronic, Inc.                                               249
                                                                        -------
              OIL & GAS - DRILLING/EQUIPMENT (0.5%)
  3,300       Halliburton Co.                                               149
                                                                        -------
              PERSONAL CARE (1.3%)
  6,700       Avon Products, Inc.                                           372
                                                                        -------
              RETAIL - DRUGS (1.2%)
  4,800       CVS Corp.                                                     244
  3,400       Duane Reade, Inc.*                                            104
                                                                        -------
                                                                            348
                                                                        -------
              RETAIL - GENERAL MERCHANDISING (1.2%)
  5,300       Dayton Hudson Corp.                                           344
                                                                        -------
              RETAIL - SPECIALTY APPAREL (1.3%)
  7,500       Gap, Inc.                                                     378
                                                                        -------
              SERVICES - DATA PROCESSING (1.0%)
  5,700       First Data Corp.                                              279
                                                                        -------
              TELECOMMUNICATIONS - LONG DISTANCE (1.0%)
  3,300       MCI Worldcom, Inc.*                                           284
                                                                        -------
              Total domestic stocks (cost: $5,663)                       10,831
                                                                        -------
Principal
 Amount
  (000)
---------
                               SHORT-TERM (2.3%)
              U.S. GOVERNMENT & AGENCY ISSUE
$   656       Federal Home Loan Bank, 4.49%,
                7/01/1999  (cost: $656)                                     656
                                                                        -------
              Total investments (cost: $18,960)                         $28,204
                                                                        =======

                                                   1999  SEMIANNUAL REPORT  B-29

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND

   PORTFOLIO OF INVESTMENTS (Continued)             June 30, 1999 (Unaudited)


                         PORTFOLIO SUMMARY BY INDUSTRY

           Telephones                                            6.4%
           Banks - Major Regional                                5.8
           Drugs                                                 4.8
           Electronics - Semiconductors                          4.8
           Computer Software & Service                           4.0
           Communication Equipment                               3.4
           Insurance - Multi-Line Companies                      3.4
           Oil - International Integrated                        2.7
           Beverages - Nonalcoholic                              2.6
           Electrical Equipment                                  2.4
           Auto Parts                                            2.3
           U.S. Government                                       2.3
           Retail - Specialty                                    1.9
           Foods                                                 1.7
           Health Care - Diversified                             1.7
           Household Products                                    1.7
           Finance - Diversified                                 1.6
           Manufacturing - Specialized                           1.6
           Railroads/Shipping                                    1.6
           Services - Data Processing                            1.6
           Computer - Networking                                 1.5
           Oil & Gas - Exploration & Production                  1.5
           Telecommunications - Long Distance                    1.5
           Chemicals - Specialty                                 1.4
           Oil & Gas - Drilling/Equipment                        1.4
           Broadcasting - Radio & TV                             1.3
           Manufacturing - Diversified
            Industries                                           1.3
           Personal Care                                         1.3
           Retail - Specialty Apparel                            1.3
           Computer - Hardware                                   1.2
           Iron & Steel                                          1.2
           Medical Products & Supplies                           1.2
           Retail - Drugs                                        1.2
           Retail - General Merchandising                        1.2
           Leisure Time                                          1.1
           Metals/Mining                                         1.1
           Tobacco                                               1.1
           Banks - Money Center                                  1.0
           Electric Utilities                                    1.0
           Equipment - Semiconductors                            1.0
           Other                                                16.9
                                                               -----
           Total                                               100.0%
                                                               =====

See accompanying Notes to Portfolios of Investments on page B-40.

B-30  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

   PORTFOLIO OF INVESTMENTS                         June 30, 1999 (Unaudited)

                                                                         Market
 Number                                                                   Value
of Shares                  Security                                       (000)
---------                  --------                                     -------
                          BASIC VALUE STOCKS (64.7%)
           AEROSPACE/DEFENSE (3.0%)
 16,000    B.F. Goodrich Co.                                            $  680
 12,840    Boeing Co.                                                      567
                                                                        ------
                                                                         1,247
                                                                        ------
           ALUMINUM (1.2%)
  8,000    Alcoa, Inc.                                                     495
                                                                        ------
           AUTOMOBILES (0.8%)
  6,000    Ford Motor Co.                                                  339
                                                                        ------
           AUTO PARTS (2.2%)
 35,000    Meritor Automotive, Inc.                                        892
                                                                        ------
           BANKS - MAJOR REGIONAL (3.6%)
 11,000    Fleet Financial Group, Inc.                                     488
 11,000    PNC Bank Corp.                                                  634
 10,000    SouthTrust Corp.                                                384
                                                                        ------
                                                                         1,506
                                                                        ------
           BANKS - MONEY CENTER (1.7%)
  8,000    Chase Manhattan Corp.                                           693
                                                                        ------
           BEVERAGES - NONALCOHOLIC (1.1%)
  5,000    Coca-Cola Co.                                                   313
  7,000    Pepsi Bottling Group, Inc.                                      161
                                                                        ------
                                                                           474
                                                                        ------
           CHEMICALS (0.7%)
  2,500    Lyondell Petrochemical Co.                                       51
 10,000    Millennium Chemicals, Inc.                                      236
                                                                        ------
                                                                           287
                                                                        ------
           COMPUTER - HARDWARE (1.0%)
  4,000    Hewlett-Packard Co.                                             402
                                                                        ------
           COMPUTER SOFTWARE & SERVICE (1.4%)
  3,000    Microsoft Corp.*                                                270
  8,400    Oracle Corp.*                                                   312
                                                                        ------
                                                                           582
                                                                        ------
           CONSUMER JEWELRY AND NOVELTIES - MISCELLANEOUS (0.3%)
  4,000    American Greetings Corp. "A"                                    121
                                                                        ------
           DRUGS (1.4%)
 10,000    Pharmacia & Upjohn, Inc.                                        568
                                                                        ------
           ELECTRIC UTILITIES (0.4%)
  6,000    Reliant Energy, Inc.                                            166
                                                                        ------
           ELECTRICAL EQUIPMENT (0.6%)
  4,000    Rockwell International Corp.                                    243
                                                                        ------
           ELECTRONICS - SEMICONDUCTORS (1.7%)
 12,000    Intel Corp.                                                     714
                                                                        ------
           ENTERTAINMENT (0.7%)
 10,000    Walt Disney Co.                                                 308
                                                                        ------
           EQUIPMENT - SEMICONDUCTORS (1.1%)
  6,000    Applied Materials, Inc.*                                        443
                                                                        ------
           FINANCE - CONSUMER (1.8%)
 12,000    PMI Group, Inc.                                                 754
                                                                        ------
           FINANCE - DIVERSIFIED (1.1%)
 10,406    Associates First Capital Corp. "A"                              461
                                                                        ------
           FOODS (1.7%)
 12,000    Nabisco Group Holding Corp.                                     235
 15,000    Ralston Purina Group                                            456
                                                                        ------
                                                                           691
                                                                        ------
           HEALTH CARE - DIVERSIFIED (4.5%)
 15,000    American Home Products Corp.                                    863
 14,000    Bristol-Myers Squibb Co.                                        986
                                                                        ------
                                                                         1,849
                                                                        ------
           HEALTH CARE - HMOS (0.9%)
  4,000    Aetna, Inc.                                                     358
                                                                        ------
           HOUSEHOLD PRODUCTS (2.2%)
 10,000    Kimberly-Clark Corp.                                            570
  4,000    Procter & Gamble Co.                                            357
                                                                        ------
                                                                           927
                                                                        ------
           INSURANCE - LIFE/HEALTH (0.3%)
  4,000    Stancorp Financial Group, Inc.*                                 120
                                                                        ------
           INSURANCE - MULTI-LINE COMPANIES (0.5%)
  2,500    CIGNA Corp.                                                     223
                                                                        ------
           INSURANCE - PROPERTY/CASUALTY (0.8%)
  9,000    Allstate Corp.                                                  323
                                                                        ------
           LEISURE TIME (0.7%)
 10,000    Brunswick Corp.                                                 279
                                                                        ------
           MACHINERY - DIVERSIFIED (2.7%)
  7,000    Caterpillar, Inc.                                               420
 11,000    Deere & Co.                                                     436
  3,000    Eaton Corp.                                                     276
                                                                        ------
                                                                         1,132
                                                                        ------
           MANUFACTURING - SPECIALIZED (1.0%)
  7,000    Avery Dennison Corp.                                            423
                                                                        ------
           MEDICAL PRODUCTS & SUPPLIES (1.8%)
 10,000    Bausch & Lomb, Inc.                                             765
                                                                        ------
           NATURAL GAS UTILITIES (1.3%)
 14,000    NICOR, Inc.                                                     533
                                                                        ------
           OIL - DOMESTIC INTEGRATED (2.3%)
  5,000    Atlantic Richfield Co.                                          418
 26,000    Occidental Petroleum Corp.                                      549
                                                                        ------
                                                                           967
                                                                        ------

                                                  1999  SEMIANNUAL REPORT  B-31

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

   PORTFOLIO OF INVESTMENTS (Continued)             June 30, 1999 (Unaudited)

                                                                        Market
 Number                                                                  Value
of Shares                  Security                                      (000)
---------                  --------                                    -------
           OIL - INTERNATIONAL INTEGRATED (2.7%)
 4,000     Chevron Corp.                                               $   381
 3,000     Mobil Corp.                                                     297
 7,000     Texaco, Inc.                                                    437
                                                                       -------
                                                                         1,115
                                                                       -------
           OIL & GAS - DRILLING/EQUIPMENT (0.6%)
10,000     Helmerich & Payne, Inc.                                         238
                                                                       -------
           OIL & GAS - EXPLORATION & PRODUCTION (1.2%)
12,000     Unocal Corp.                                                    476
                                                                       -------
           PAPER & FOREST PRODUCTS (0.2%)
 4,000     Jefferson Smurfit Group plc                                      94
                                                                       -------
           Photography - Imaging (1.0%)
 7,000     Xerox Corp.                                                     413
                                                                       -------
           RAILROADS/SHIPPING (1.3%)
18,000     Norfolk Southern Corp.                                          542

           RETAIL - DEPARTMENT STORES (2.1%)
13,000     J.C. Penney Company, Inc.                                       632
 6,000     May Department Stores Co.                                       245
                                                                       -------
                                                                           877
                                                                       -------
           RETAIL - GENERAL MERCHANDISING (1.7%)
16,000     Sears, Roebuck & Co.                                            713
                                                                       -------
           SAVINGS & LOAN HOLDING CO. (0.4%)
 5,200     Washington Mutual, Inc.                                         184
                                                                       -------
           SERVICES - DATA PROCESSING (1.1%)
 9,000     First Data Corp.                                                440
                                                                       -------
           TELECOMMUNICATIONS - LONG DISTANCE (1.3%)
 1,000     MCI Worldcom, Inc.*                                              86
 8,200     Sprint Corp.                                                    433
                                                                       -------
                                                                           519
                                                                       -------
           TELEPHONES (4.4%)
 8,576     Bell Atlantic Corp.                                             561
10,000     GTE Corp.                                                       757
 9,000     SBC Communications Corp.                                        522
                                                                       -------
                                                                         1,840
                                                                       -------
           TOBACCO (0.2%)
 2,500     Philip Morris Cos., Inc.                                        100
                                                                       -------
           Total basic value stocks (cost: $18,371)                     26,836
                                                                       -------

           U.S. GOVERNMENT & AGENCY ISSUES (7.5%)
    784    Federal Home Loan Mortgage Corp.,
             Series 1998-7 H, 9.00%, 3/18/2025                             837
    567    Federal National Mortgage Assn.,
             Series 1997-72 CA, 9.50%, 9/18/2023                           592
    629    Federal National Mortgage Assn.,
             Series 1997-79 U, 9.00%, 11/18/2024                           658
  1,000    U.S. Treasury Bonds, 6.25%, 8/15/2023                         1,001
                                                                       -------
           Total U.S. government & agency issues (cost: $3,131)          3,088
                                                                       -------
                         CORPORATE OBLIGATIONS (23.4%)
           ASSET BACKED SECURITIES (2.4%)
  1,000    Firstplus Home Loan Owner Trust,
             Series 1998-1, Class A-5, 6.25%, 11/10/2016                   997
                                                                       -------
           BANKS - MAJOR REGIONAL (2.3%)
  1,000    Corporacion Andina de Fomento, Bonds,
             6.75%, 3/15/2005                                              942
                                                                       -------
           FINANCE - DIVERSIFIED (2.4%)
  1,000    Newcourt Credit Group, Inc., Bonds,
             7.13%, 12/17/2003                                             993
                                                                       -------
           MANUFACTURING - SPECIALIZED (2.4%)
  1,000    Giddings and Lewis, Inc., Notes,
             7.50%, 10/01/2005                                           1,017
                                                                       -------
           REAL ESTATE INVESTMENT TRUSTS (9.2%)
  1,000    Glenborough Properties LP, Senior Notes,
             7.63%, 3/15/2005                                              892
  1,000    HRPT Property Trust, Senior Notes,
             6.70%, 2/23/2005                                              937
  1,000    Merry Land and Investment Co., Notes,
             7.25%, 6/15/2005                                              994
  1,000    Nationwide Health Properties, Inc., MTN,
             8.61%,  3/01/2002                                           1,018
                                                                       -------
                                                                         3,841
                                                                       -------
           RETAIL - FOOD (2.4%)
  1,000    Great Atlantic & Pacific Tea, Inc., Senior Notes,
             7.70%, 1/15/2004                                              986
                                                                       -------
           TELECOMMUNICATIONS - LONG DISTANCE (2.3%)
  1,000    AT & T Corp., 6.00%, 3/15/2009                                  940
                                                                       -------
           Total corporate obligations (cost: $9,986)                    9,716
                                                                       -------
                               SHORT-TERM (4.1%)
           COMMERCIAL PAPER
  1,688    MCN Investment Corp., 6.35%,
             7/01/1999/a/  (cost: $1,688)                                1,688
                                                                       -------
           Total investments (cost: $33,176)                           $41,328
                                                                       =======

See accompanying Notes to Portfolios of Investments on page B-40.

B-32  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND

  PORTFOLIO OF INVESTMENTS                            June 30, 1999 (Unaudited)

                                                                 Market
    Number                                                        Value
  of Shares                     Security                          (000)
  ---------                     --------                         -------
                          COMMON STOCKS (97.2%)

            AEROSPACE/DEFENSE (2.4%)
     5,000  AAR Corp.                                            $  113
     5,000  Aviation Sales Co.*                                     197
    10,000  HEICO Corp. "A"                                         242
    10,000  TriStar Aerospace Co.*                                   83
     5,000  Triumph Group, Inc.*                                    128
                                                                 ------
                                                                    763
                                                                 ------
            AIRLINES (0.6%)
     5,000  Atlantic Coast Airlines, Inc.*                           95
     3,000  Midwest Express Holdings, Inc.*                         102
                                                                 ------
                                                                    197
                                                                 ------
            BANKS - MAJOR REGIONAL (1.3%)
     5,000  Bank United Corp. "A"                                   201
     5,250  Columbia Banking Systems, Inc.*                          81
     5,000  Hamilton Bancorp, Inc.*                                 120
                                                                 ------
                                                                    402
                                                                 ------
            BEVERAGES - ALCOHOLIC (1.2%)
     7,000  Beringer Wine Estates Holdings, Inc. "B"*               292
     4,000  Golden State Vintners, Inc.*                             25
     2,000  Robert Mondavi Corp. "A"*                                73
                                                                 ------
                                                                    390
                                                                 ------
            BIOTECHNOLOGY (6.6%)
     5,000  Centocor, Inc.*                                         233
     4,100  Genzyme Corp.*                                          199
       733  Genzyme Surgical Products*                                3
    10,000  IDEC Pharmaceuticals Corp.*                             771
     3,000  Immunex Corp.*                                          382
     2,200  Inhale Therapeutic Systems                               53
     5,200  Med Immune, Inc.*                                       352
     5,000  Techne Corp.*                                           127
                                                                 ------
                                                                  2,120
                                                                 ------
            BROADCASTING - RADIO & TV (2.2%)
     3,700  Clear Channel Communications, Inc.*                     255
     1,900  Entercom Communications Corp. "A"*                       81
     3,550  Gray Communications Systems, Inc. "B"                    50
     4,800  Infinity Broadcasting Corp.*                            143
     2,700  Univision Communications, Inc. "A"*                     178
                                                                 ------
                                                                    707
                                                                 ------
            COMMUNICATION EQUIPMENT (4.8%)
     1,600  Advanced Fibre Communications, Inc.*                     25
    10,000  Brightpoint, Inc.*                                       61
     2,800  CIENA Corp.*                                             84
     4,015  Digital Microwave Corp.*                                 51
     3,300  Ditech Communications Corp.*                             66
     7,600  Harmonic Lightwaves, Inc.*                              436
     2,700  Inet Technologies, Inc.*                                 65
     6,300  P-Com, Inc.*                                             33
     5,500  Pairgain Technologies, Inc.*                             63
     1,400  Ramp Networks, Inc.*                                     20
     4,600  REMEC, Inc.*                                             74
     5,000  Spectrian Corp.*                                         72
     2,100  Tekelec, Inc.                                            26
     3,500  Terayon Communication Systems, Inc.*                    196
     1,678  Uniphase Corp.                                          279
                                                                 ------
                                                                  1,551
                                                                 ------
            COMPUTER - HARDWARE (1.7%)
     5,000  Dell Computer Corp.*                                    185
     8,100  Sandisk Corp.*                                          364
                                                                 ------
                                                                    549
                                                                 ------
            COMPUTER - NETWORKING (1.6%)
     5,000  3Com Corp.*                                             133
     5,400  Cisco Systems, Inc.*                                    347
       300  Juniper Networks, Inc.*                                  45
                                                                 ------
                                                                    525
                                                                 ------
            COMPUTER - PERIPHERALS (0.2%)
     8,700  HMT Technology Corp.*                                    22
     8,900  Read-Rite Corp.*                                         55
                                                                 ------
                                                                     77
                                                                 ------
            COMPUTER SOFTWARE & SERVICE (4.5%)
     4,200  CBT Group Public Ltd. Co. ADR*                           69
     4,700  Digital Island, Inc.*                                    84
     2,700  HNC Software, Inc.*                                      83
     5,400  Macrovision Corp.*                                      404
     3,300  Microsoft Corp.*                                        298
     1,700  nFront, Inc.*                                            26
     1,000  Persistence Software, Inc.*                              14
     6,970  Rational Software Corp.*                                230
     3,600  ShowCase Corp.*                                          32
     1,100  Software.com, Inc.*                                      26
     6,900  Softworks, Inc.*                                         76
     1,300  TenFold Corp.*                                           41
     5,600  US SEARCH.com, Inc.*                                     45
                                                                 ------
                                                                  1,428
                                                                 ------
            DISTRIBUTIONS - FOOD/HEALTH (0.4%)
     5,000  United Natural Foods, Inc.*                             124
                                                                 ------
            DRUGS (2.3%)
    10,000  Alpharma, Inc. "A"                                      356
     4,000  Elan Corp. plc ADR*                                     111
     1,000  Roberts Pharmaceutical Corp.*                            24
     3,000  Sepracor, Inc.*                                         244
                                                                 ------
                                                                    735
                                                                 ------
            ELECTRICAL EQUIPMENT (0.3%)
     1,545  Sanmina Corp.*                                          117
                                                                 ------
            ELECTRONICS - SEMICONDUCTORS (9.5%)
     2,300  Applied Micro Circuits Corp.*                           189
     6,300  Genesis Microchip, Inc.*                                149
     5,000  Intel Corp.                                             298
     3,200  Lattice Semiconductor Corp.*                            199
       500  Maker Communications, Inc.*                              16
     4,700  MIPS Technologies, Inc.*                                225
     5,300  MMC Networks, Inc.*                                     237
     3,000  PLX Technology, Inc.*                                   142
     2,300  Rambus, Inc.*                                           212
    16,200  TranSwitch Corp.*                                       767
     3,700  Triquint Semiconductor, Inc.*                           210
     5,900  Vitesse Semiconductor Corp.*                            398
                                                                 ------
                                                                  3,042
                                                                 ------


                                                   1999  SEMIANNUAL REPORT  B-33

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND

      PORTFOLIO OF INVESTMENTS (Continued)           June 30, 1999 (Unaudited)

                                                              Market
  Number                                                       Value
of Shares                      Security                        (000)
---------                      --------                       ------
            ENGINEERING & CONSTRUCTION (0.4%)
    3,000   Quanta Services, Inc.*                            $   132
                                                              -------
            EQUIPMENT - SEMICONDUCTORS (2.9%)
    1,800   Brooks Automation, Inc.*                               49
    2,100   Cerprobe Corp.*                                        21
    3,000   CFM Technologies, Inc.*                                30
    4,200   Cymer, Inc.*                                          105
    5,000   Electroglas, Inc.*                                    100
    4,400   Etec Systems, Inc.*                                   146
    5,800   MKS Instruments, Inc.*                                108
    3,700   Photronics, Inc.*                                      91
    3,100   PRI Automation, Inc.*                                 112
    9,996   SpeedFam-IPEC, Inc.*                                  161
                                                              -------
                                                                  923
                                                              -------
            FINANCE - CONSUMER (0.7%)
    5,000   NCO Group, Inc.*                                      190
      800   NextCard, Inc.*                                        27
                                                              -------
                                                                  217
                                                              -------
            FINANCE - DIVERSIFIED (0.3%)
    3,400   Heller Financial, Inc. "A"                             95
                                                              -------
            FOODS (1.4%)
    5,000   American Italian Pasta Co. "A"*                       152
    5,000   Horizon Organic Holding Corp.*                         73
    5,000   Suiza Foods Corp.*                                    209
                                                              -------
                                                                  434
                                                              -------
            HEALTH CARE - DIVERSIFIED (1.1%)
    2,500   Accredo Health, Inc.*                                  82
   10,000   ICON plc ADR*                                         196
    3,000   Professional Detailing, Inc.*                          71
                                                              -------
                                                                  349
                                                              -------
            HEALTH CARE - HMOS (1.1%)
    6,000   Express Scripts, Inc. "A"*                            361
                                                              -------
            HEALTH CARE - SPECIALIZED SERVICES (3.6%)
    5,200   Advance Paradigm, Inc.*                               317
    2,000   MEDE America Corp.*                                    76
   10,000   Omnicare, Inc.                                        126
    5,100   Orthodontic Centers of America, Inc.*                  72
    3,500   PAREXEL International Corp.*                           47
    5,000   Pediatrix Medical Group, Inc.*                        106
    2,000   Priority Healthcare Corp. "B"*                         69
    5,000   Renal Care Group, Inc.*                               129
    5,000   Superior Consultant Holdings Corp.*                   123
    5,000   Total Renal Care Holdings, Inc.*                       78
                                                              -------
                                                                1,143
                                                              -------
            HOME FURNISHINGS & APPLIANCES (0.9%)
    7,500   Ethan Allen Interiors, Inc.                           283
                                                              -------
            HOSPITALS (0.3%)
    4,000   Province Healthcare Co.*                               78
                                                              -------
            INSURANCE - LIFE/HEALTH (0.2%)
    2,000   MONY Group, Inc.*                                      65
                                                              -------
            INTERNET SERVICES (7.6%)
    1,400   24 / 7 Media, Inc.*                                    54
    4,200   AppNet Systems, Inc.*                                  56
    3,000   barnesandnoble.com, Inc.*                              54
    3,100   CAIS Internet, Inc.*                                   57
    3,000   CareInsite, Inc.*                                     142
    1,700   Cheap Tickets, Inc.*                                   62
    8,000   Concentric Network Corp.*                             318
    3,400   Digital River, Inc.*                                  113
    2,600   drkoop.com, Inc.*                                      41
    3,000   E-LOAN, Inc.*                                         116
    5,900   EDGAR Online, Inc.*                                    47
    3,000   Entrust Technologies, Inc.*                           100
      600   eToys, Inc.*                                           24
      800   GoTo.com, Inc.*                                        22
    1,400   High Speed Access Corp.*                               36
    4,000   iTurf, Inc. "A"*                                       72
      500   Media Metrix, Inc.*                                    27
    2,700   NetGravity, Inc.*                                      61
    6,000   Network Solutions, Inc. "A"*                          475
    6,100   Preview Travel, Inc.*                                 134
      500   Priceline.com, Inc.*                                   58
    1,000   Stamps.com, Inc.*                                      17
    1,500   StarMedia Network, Inc.*                               96
    6,900   Student Advantage, Inc.*                               66
    5,800   USWeb Corp.*                                          129
    1,100   Ziff-Davis, Inc.*                                      29
    3,200   ZipLink, Inc.*                                         40
                                                              -------
                                                                2,446
                                                              -------
            INVESTMENT BANKS / BROKERAGE (2.3%)
    5,000   DLJdirect, Inc.*                                      148
   10,000   Knight/Trimark Group, Inc.*                           603
                                                              -------
                                                                  751
                                                              -------
            LODGING/HOTEL (0.8%)
    5,000   Four Seasons Hotels, Inc.                             221
    5,000   ResortQuest International, Inc.*                       41
                                                              -------
                                                                  262
                                                              -------
            MEDICAL PRODUCTS & SUPPLIES (0.9%)
    4,000   Henry Schein, Inc.*                                   127
    4,000   Serologicals Corp.*                                    32
    5,000   Sybron Corp.*                                         138
                                                              -------
                                                                  297
                                                              -------
            NURSING CARE (0.4%)
    4,000   Sunrise Assisted Living, Inc.*                        139
                                                              -------
            OIL & GAS - DRILLING/EQUIPMENT (1.1%)
    2,000   Cooper Cameron Corp.*                                  74
    5,000   Petroleum Geo-Services ADR*                            75
    3,000   Smith International Inc.*                             130
    1,800   Weatherford International, Inc.*                       66
                                                              -------
                                                                  345
                                                              -------
            PERSONAL CARE (1.5%)
    6,000   Chattem, Inc.*                                        191
    6,000   Estee Lauder Companies, Inc. "A"                      301
                                                              -------
                                                                  492
                                                              -------

B-34  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND

      PORTFOLIO OF INVESTMENTS (Continued)           June 30, 1999 (Unaudited)

                                                              Market
  Number                                                       Value
of Shares                      Security                        (000)
---------                      --------                       ------
            RAILROADS/SHIPPING (0.3%)
    6,000   MotivePower Industries, Inc.*                     $   108
                                                              -------
            RESTAURANTS (1.7%)
   10,000   Dave & Buster's, Inc.*                                290
    1,400   P. F. Chang's China Bistro, Inc.*                      30
    5,000   Papa John's International, Inc.*                      224
                                                              -------
                                                                  544
                                                              -------
            RETAIL - BUILDING SUPPLIES (0.8%)
    3,000   Fastenal Co.                                          157
    1,300   Home Depot, Inc.                                       84
                                                              -------
                                                                  241
                                                              -------
            RETAIL - DISCOUNTERS (0.8%)
    6,000   Dollar Tree Stores, Inc.*                             264
                                                              -------
            RETAIL - FOOD (0.4%)
    4,000   Wild Oats Markets, Inc.*                              121
                                                              -------
            RETAIL - SPECIALTY (6.7%)
    7,000   99 Cents Only Stores*                                 349
   10,000   Abercrombie & Fitch Co. "A"*                          480
    9,600   Cost Plus, Inc.*                                      437
    4,000   Hibbett Sporting Goods, Inc.*                          88
    1,000   Pantry, Inc.*                                          16
    2,000   Tuesday Morning Corp.*                                 51
   20,000   Williams-Sonoma, Inc.*                                696
    1,400   Zany Brainy, Inc.*                                     14
                                                              -------
                                                                2,131
                                                              -------
            RETAIL - SPECIALTY APPAREL (0.2%)
    5,000   Delia's, Inc.*                                         68
                                                              -------
            SERVICES - COMMERCIAL & CONSUMER (1.3%)
    5,000   Barra, Inc.*                                          126
    1,900   CyBear, Inc.*                                          26
    5,400   Heidrick & Struggles International, Inc.*             103
    5,000   MSC Industrial Direct Co. "A"*                         51
    6,300   Nextera Enterprises, Inc. "A"*                         41
    5,000   Stewart Enterprises, Inc. "A"                          73
                                                              -------
                                                                  420
                                                              -------
            SERVICES - COMPUTER SYSTEMS (0.5%)
    3,000   Flextronics International Ltd.*                       166
                                                              -------
            SERVICES - DATA PROCESSING (0.4%)
    3,000   MedQuist, Inc.*                                       131
                                                              -------
            SERVICES - FACILITIES & ENVIRONMENT (0.1%)
      375   Tetra Tech, Inc.                                        6
                                                              -------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (2.1%)
    2,900   Crown Castle International Corp.*                      60
    7,600   Microcell Telecommunications, Inc. "B"*                59
    3,100   Pinnacle Holdings, Inc.*                               76
    3,300   Powertel, Inc.*                                        99
    7,000   VoiceStream Wireless Corp.*                           199
    7,000   Western Wireless Corp. "A"*                           189
                                                              -------
                                                                  682
                                                              -------
            TELECOMMUNICATIONS - LONG DISTANCE (3.5%)
    2,900   CapRock Communications Corp.*                         117
    3,000   Global Crossing Ltd.*                                 128
    5,200   IDT Corp.*                                            116
    7,300   ITC DeltaCom, Inc.*                                   204
    1,900   IXC Communications, Inc.*                              75
    1,600   Level 3 Communications, Inc.*                          96
    1,700   Pacific Gateway Exchange, Inc.*                        50
    5,200   Qwest Communications International, Inc.*             172
    4,100   RSL Communications Ltd. "A"*                           79
    3,995   STAR Telecommunications, Inc.*                         31
    3,100   Startec Global Communications Corp.*                   38
                                                              -------
                                                                1,106
                                                              -------
            TELEPHONES (8.7%)
    3,900   AT & T Canada, Inc. "B"*                              250
    1,650   Covad Communications Group, Inc.*                      88
    4,400   e.spire Communications, Inc.*                          46
    4,400   Electric Lightwave, Inc. "A"*                          57
    2,500   Global TeleSystems Group, Inc.*                       202
    5,000   GST Telecommunications, Inc.*                          66
    4,700   Hyperion Telecommunications, Inc. "A"*                 88
    2,200   ICG Communications, Inc.*                              47
    3,800   Intermedia Communications of Florida, Inc.*           114
    1,900   McLeod, Inc.*                                         105
   22,200   Metromedia Fiber Network, Inc. "A"*                   798
    4,100   Network Access Solutions Corp.*                        55
    2,800   Network Plus Corp.*                                    45
    3,000   NEXTLINK Communications, Inc. "A"*                    223
    8,700   Northeast Optic Network, Inc.*                        131
    1,700   NorthPoint Communications Group, Inc.*                 62
    1,500   Rhythms NetConnections, Inc.*                          88
    2,900   Teligent, Inc. "A"*                                   173
    1,500   Time Warner Telecom, Inc. "A"*                         44
    2,500   Winstar Communications, Inc.*                         122
                                                              -------
                                                                2,804
                                                              -------
            TEXTILES - APPAREL (0.9%)
    5,000   Columbia Sportswear Co.*                               77
    3,000   Cutter & Buck, Inc.*                                   51
    2,300   Tommy Hilfiger Corp.*                                 169
                                                              -------
                                                                  297
                                                              -------
            TRUCKERS (0.4%)
    5,000   Forward Air Corp.*                                    141
                                                              -------

            WASTE MANAGEMENT (1.3%)
    5,000   U. S. Liquids, Inc.*                                  104
   10,000   Waste Connections, Inc.*                              305
                                                              -------
                                                                  409
                                                              -------
            Total common stocks (cost: $18,857)                31,178
                                                              -------

 Principal
   Amount
   (000)
----------
                               SHORT-TERM (3.4%)
            U.S. GOVERNMENT & AGENCY ISSUE
$   1,098   Federal Home Loan Bank, 4.49%, 7/01/1999
             (cost: $1,098)                                     1,098
                                                              -------
            Total investments (cost: $19,955)                 $32,276
                                                              =======


                                                   1999  SEMIANNUAL REPORT  B-35

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

      PORTFOLIO OF INVESTMENTS                       June 30, 1999 (Unaudited)

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
                                STOCKS (94.7%)
           ARGENTINA (0.2%)
    1,864  IRSA Inversiones y Representaciones S.A. GDR                 $     58
                                                                        --------

            AUSTRALIA (0.1%)
   13,500   Cable & Wireless Optus Ltd. *                                     31
                                                                        --------
            AUSTRIA (2.4%)
      900   Bank Austria AG                                                   48
    3,300   Boehler Uddeholm AG                                              163
    4,250   VA Flughafen Wien AG                                             178
    1,850   VA Technologie AG                                                168
                                                                        --------
                                                                             557
                                                                        --------
            BRAZIL (0.6%)
    2,400   Grupo Pao de Acucar ADR                                           45
    4,400   Panamerican Beverages, Inc. "A"                                  105
                                                                        --------
                                                                             150
                                                                        --------
            CANADA (7.7%)
   19,400   Anderson Exploration Ltd. *                                      255
    3,600   Canadian Imperial Bank of Commerce                                86
    5,700   Canadian National Railway Co.                                    382
   14,300   Canadian Occidental Petroleum Ltd.                               231
   11,100   National Bank of Canada                                          145
    3,500   Nortel Networks Corp.                                            304
    7,300   Suncor Energy, Inc.                                              300
    2,500   Toronto-Dominion Bank                                            113
                                                                        --------
                                                                           1,816
                                                                        --------
            CHILE (0.2%)
       57   Sociedad Quimica y Minera de Chile S.A. ADR "A"                    2
    1,000   Sociedad Quimica y Minera de Chile S.A. ADR "B"                   35
                                                                        --------
                                                                              37
                                                                        --------
            CHINA (0.6%)
   75,000   Cosco Pacific Ltd.                                                62
   38,000   New World Infrastructure Ltd. *                                   72
                                                                        --------
                                                                             134
                                                                        --------
            DENMARK (3.1%)
    1,900   ISS International Service System A/S "B"*                        101
   10,000   SAS Danmark A/S                                                  104
    5,400   Tele Danmark A/S                                                 265
    4,100   Unidanmark A/S                                                   273
                                                                        --------
                                                                             743
                                                                        --------
            EGYPT (0.1%)
    2,500   Suez Cement Co. S.A.E. GDR                                        36
                                                                        --------

            FINLAND (5.1%)
   57,500   Merita plc "A"                                                   326
    6,300   Nokia Corp. ADR                                                  577
    5,900   Raisio Group plc                                                  55
    8,600   Rauma OYJ                                                        102
    4,800   Sampo Insurance Co. "A"                                          139
                                                                        --------
                                                                           1,199
                                                                        --------
            FRANCE (8.7%)
      900   Accor S.A.                                                       226
    3,640   CNP Assurances                                                    99
    5,000   Coflexip ADR                                                     217
    6,200   Elf Aquitaine ADR                                                456
    2,500   Eramet Group                                                     100
      500   Essilor International                                            156
    1,360   ISIS S.A.                                                         96
    2,000   Louis Dreyfus Citrus                                              43
    3,300   Renault S.A.                                                     144
    3,400   Rhone Poulenc S.A.                                               155
    3,600   SEITA                                                            208
    1,900   Valeo S.A.                                                       157
                                                                        --------
                                                                           2,057
                                                                        --------
            GERMANY (3.9%)
    6,200   Continental AG                                                   147
    5,800   Hoechst AG                                                       263
    5,500   Merck KGaA                                                       179
    5,500   Veba AG                                                          323
                                                                        --------
                                                                             912
                                                                        --------
            GREECE (0.7%)
    5,500   Hellenic Telecommunications Organization S.A. (OTE)              118
    4,005   National Bank of Greece S.A. GDR                                  51
                                                                        --------
                                                                             169
                                                                        --------
            HONG KONG (0.2%)
    1,700   Asia Satellite Telecommunications Holdings Ltd. ADR               39
            HUNGARY (0.6%)
    1,800   Magyar Tavkozlesi RT. (MATAV) ADR                                 50
    4,100   Mol Magyar Olaj-Es Gazipari GDR                                   98
                                                                        --------
                                                                             148
                                                                        --------
            INDIA (0.5%)
    2,400   Hindalco Industries Ltd. GDR                                      47
    5,500   Videsh Sanchar Nigam Ltd. GDR                                     70
                                                                        --------
                                                                             117
                                                                        --------
            ISRAEL (0.4%)
   18,000   Bank Hapoalim Ltd.                                                46
    2,400   Blue Square - Israel Ltd. ADR                                     38
                                                                        --------
                                                                              84
                                                                        --------

B-36  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

      PORTFOLIO OF INVESTMENTS (Continued)           June 30, 1999 (Unaudited)

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           ITALY (4.5%)
    4,000  ENI S.p.A. ADR                                               $    240
    2,900  Gucci Group N.V.                                                  203
   51,000  Italgas S.p.A.                                                    214
    9,400  Telecom Italia S.p.A. Ordinary                                     98
   54,700  Telecom Italia S.p.A. Savings                                     296
                                                                        --------
                                                                           1,051
                                                                        --------
           JAPAN (9.5%)
    6,000  Daibiru Corp.                                                      44
    8,000  Fujitsu Ltd.                                                      161
    2,000  Ito-Yokado Co. Ltd.                                               134
   17,000  Kikkoman Corp.                                                    144
    7,000  Kirin Brewery Co. Ltd.                                             84
   20,000  Nikko Securities Co. Ltd.                                         129
   62,000  Nippon Steel Corp.                                                144
       13  Nippon Telegraph & Telephone Corp. (NTT)                          151
        2  NTT Mobile Communication Network, Inc.                             27
        8  NTT Mobile Communication Network, Inc. (Bonus Shares)*            108
    4,000  Ono Pharmaceutical Co. Ltd.                                       139
    3,000  Paris Miki, Inc.                                                  164
    3,000  Sankyo Co. Ltd.                                                    76
   23,000  Sharp Corp.                                                       272
    1,500  Sony Corp.                                                        162
   13,000  Sumitomo Electric Industries, Ltd.                                148
   23,000  Toshiba Corp.                                                     164
                                                                        --------
                                                                           2,251
                                                                        --------
           KOREA (1.1%)
    2,000  Dongwon Securities Co.                                             37
    2,512  Korea Telecom Corp. ADR*                                          100
    1,190  Samsung Electronics Co. Ltd.                                      131
                                                                        --------
                                                                             268
                                                                        --------
           MALAYSIA (0.7%)
   28,000  Genting Bhd/b/                                                     96
   37,000  Malaysia International Shipping Corp. Bhd/b/                       61
                                                                        --------
                                                                             157
                                                                        --------
           MEXICO (0.7%)
    3,600  Desc, Sociedad de Fomento Industrial,  S.A. ADR                    82
    7,300  Tubos de Acero de Mexico,  S.A. ADR                                79
                                                                        --------
                                                                             161
                                                                        --------
           NETHERLANDS (9.5%)
    8,400  Akzo Nobel N.V.                                                   353
    5,500  Benckiser N.V. "B"                                                293
    1,900  EVC International N.V.                                             16
    5,200  Fortis NL N.V.                                                    161
    6,100  ING Group N.V.                                                    330
    6,400  Koninklijke KPN N.V.                                              300
    7,100  Koninklijke Pakhoed N.V. (Certificates)                           168
    2,944  Koninklijke Philips Electronics N.V. ADR                          297
    5,600  Oce-van der Grinten N.V.                                          143
    4,500  VNU N.V.                                                          180
                                                                        --------
                                                                           2,241
                                                                        --------
           NORWAY (2.6%)
   69,000  Christiania Bank og Kreditkasse                                   248
    7,100  Schibsted ASA                                                      80
   28,900  Storebrand ASA*                                                   194
   17,400  Tandberg Data ASA*                                                 85
                                                                        --------
                                                                             607
                                                                        --------
           PHILIPPINES (0.3%)
  280,000  SM Prime Holdings, Inc.                                            63
                                                                        --------
           POLAND (0.5%)
    8,300  Elektrim S.A.                                                     117
                                                                        --------
           PORTUGAL (2.1%)
   10,300  Banco Pinto & Sotto Mayor S.A.                                    183
    2,700  Brisa-Auto Estradas de Portugal S.A.                              111
    5,000  Portugal Telecom S.A. ADR                                         206
                                                                        --------
                                                                             500
                                                                        --------
           RUSSIA (0.1%)
      900  LUKoil ADR                                                         37
                                                                        --------
           SINGAPORE (0.2%)
   11,900  Overseas Union Bank Ltd.                                           57
                                                                        --------
           SOUTH AFRICA (0.7%)
   64,300  Sanlam Ltd.*                                                       76
    3,508  South African Breweries plc                                        30
   18,000  Standard Bank Investment Corp. Ltd.                                60
                                                                        --------
                                                                             166
                                                                        --------
           SPAIN (2.6%)
   11,764  Argentaria, Caja Postal y Banco Hipotecario de Espana, S.A.       268
    2,392  Telefonica de Espana S.A. ADR*                                    352
                                                                        --------
                                                                             620
                                                                        --------
           SWEDEN (3.1%)
    9,700  Autoliv, Inc. GDR                                                 296
    4,700  Skandinaviska Enskilda Banken "A"                                  55
   65,000  Swedish Match AB                                                  232
    4,900  Volvo AB                                                          142
                                                                        --------
                                                                             725
                                                                        --------


                                                   1999  SEMIANNUAL REPORT  B-37

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

      PORTFOLIO OF INVESTMENTS (Continued)           June 30, 1999 (Unaudited)

                                                                Market
  Number                                                         Value
of Shares                      Security                          (000)
---------                      --------                         ------
            SWITZERLAND (5.1%)
      275   Novartis AG                                       $  401
      600   Selecta Group AG                                     239
      213   Sulzer AG P.C.  *                                    130
      640   Swisscom AG                                          241
    1,900   Tag Heuer International S.A.                         198
                                                              ------
                                                               1,209
                                                              ------
            TAIWAN (0.4%)
    5,775   China Steel Corp. GDR                                 88
                                                              ------
            TURKEY (0.2%)
  852,458   Yapi Ve Kredi Bankasi A.S.                            12
1,721,966   Yapi Ve Kredi Bankasi A.S. Receipts *,b               25
                                                              ------
                                                                  37
                                                              ------

            UNITED KINGDOM (15.7%)
    4,100   AstraZeneca Group plc                                158
   18,400   Bank of Scotland                                     246
   70,700   Billiton plc                                         247
    6,100   BOC Group plc                                        119
    8,700   British Telecommunications plc                       146
   20,300   British-Borneo Oil & Gas plc                          63
   12,600   Cable & Wireless plc                                 161
   28,200   Cadbury Schweppes                                    180
   15,900   CGU plc                                              229
   93,000   Cookson Group plc                                    314
   77,500   Corporate Services Group plc                         103
    2,800   Glaxo Wellcome plc ADR                               159
   12,500   Laporte plc                                          141
   73,800   Medeva plc                                           120
   14,200   National Westminster Bank plc                        301
    3,900   Powergen plc                                          42
   17,520   Reuters Group plc                                    230
   41,000   Safeway plc                                          163
   62,200   Tomkins plc                                          270
   35,611   WPP Group plc                                        301
                                                             -------
                                                               3,693
                                                             -------
            Total stocks (cost: $20,294)                      22,335
                                                             -------

Principal
 Amount
  (000)
---------
                               SHORT-TERM (4.8%)

            U.S. GOVERNMENT & AGENCY ISSUE
$   1,127   Federal Home Loan Bank, 4.49%, 7/01/99
             (cost: $1,127)                                    1,127
                                                             -------
            Total investments (cost: $21,421)                $23,462
                                                             =======

B-38  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

  PORTFOLIO OF INVESTMENTS (Continued)              June 30, 1999 (Unaudited)

                         PORTFOLIO SUMMARY BY INDUSTRY

Telephones                                                      10.0%
Banks - Major Regional                                           8.7
Drugs                                                            5.9
U.S. Government                                                  4.8
Insurance - Multi-Line Companies                                 3.9
Oil - International Integrated                                   3.8
Auto Parts                                                       3.7
Communication Equipment                                          3.7
Retail - Specialty                                               3.1
Railroads/Shipping                                               2.6
Oil & Gas - Exploration & Production                             2.3
Chemicals - Specialty                                            2.1
Iron & Steel                                                     2.0
Electrical Equipment                                             1.9
Electronics - Semiconductors                                     1.9
Manufacturing - Diversified Industries                           1.9
Tobacco                                                          1.9
Banks - Money Center                                             1.6
Metals/Mining                                                    1.6
Electric Utilities                                               1.5
Beverages - Nonalcoholic                                         1.4
Advertising/Marketing                                            1.3
Oil & Gas - Drilling/Equipment                                   1.3
Automobiles                                                      1.2
Chemicals                                                        1.2
Household Products                                               1.2
Investment Banks / Brokerage                                     1.2
Manufacturing - Specialized                                      1.2
Services - Facilities & Environment                              1.2
Engineering & Construction                                       1.0
Lodging/Hotel                                                    1.0
Oil - Domestic Integrated                                        1.0
Retail - Food                                                    1.0
Services - Data Processing                                       1.0
Other                                                           14.4
                                                                ----
Total                                                           99.5%
                                                                ====

See Accompanying Notes To Portfolios of Investments on page B-40

                                                   1999  SEMIANNUAL REPORT  B-39

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      NOTES TO PORTFOLIOS OF INVESTMENTS

                                                     June 30, 1999 (Unaudited)

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in Note 1 to the Trust's financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. At June 30, 1999, investments in foreign securities were 1.7% of the net assets of the USAA Life Growth & Income Fund, 1.7% of the net assets of the USAA Life Diversified Assets Fund, and 5.2% of the net assets of the USAA Life Aggressive Growth Fund.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by USAA Investment Management Company (the Manager). Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

(b) Illiquid security valued using methods determined by the Trust's investment adviser under the general supervision of the Board of Trustees. At June 30, 1999, these securities represented .54% and .77% of the USAA Life World Growth Fund's and the USAA Life International Fund's net assets, respectively.

* Non-income producing security.

PORTFOLIO DESCRIPTION ABBREVIATIONS
CP           Commercial Paper
DN           Discount Note
IDA          Industrial Development
             Authority/Agency
LLC          Limited Liability Company
LP           Limited Partnership
MTN          Medium-Term Note
RB           Revenue Bond

CATEGORIES AND DEFINITIONS

The securities in USAA Life Money Market Fund are divided into two categories - fixed rate instruments and variable rate demand notes.

FIXED RATE INSTRUMENTS - consist of corporate and government notes and commercial paper. The yield is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

VARIABLE RATE DEMAND NOTES (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

CREDIT ENHANCEMENT - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

The USAA Life Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. The Manager attempts to minimize credit risk in the USAA Life Money Market Fund through rigorous internal credit research and by investing in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase.

(LOC)- Enhanced by a bank letter of credit.

See accompanying Notes to Financial Statements on page B-46.

B-40  SEMIANNUAL REPORT  1999

                     [THIS PAGE LEFT BLANK INTENTIONALLY]

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                     STATEMENTS OF ASSETS AND LIABILITIES

  (In Thousands, Except Per Share Data)             June 30, 1999 (Unaudited)

                                     USAA Life   USAA Life     USAA Life     USAA Life      USAA Life      USAA Life     USAA Life
                                    Money Market  Income       Growth and    World Growth   Diversified    Aggressive  International
                                       Fund        Fund        Income Fund       Fund       Assets Fund   Growth Fund       Fund
                                      -------     -------        -------       -------        -------       -------        -------
ASSETS
 Investments in securities, at
  market value (identified cost of
  $28,339, $21,823, $55,627,
  $18,960, $33,176, $19,955 and
  $21,421, respectively)              $28,339     $20,986        $84,251       $28,204        $41,328       $32,276        $23,462
 Cash                                      83          79              -             1              -             1              -
 Cash denominated in foreign
  currencies (identified cost
  of $54 and $108, respectively)            -           -              -            51              -             -            105
 Receivables:
 Capital shares sold                        -           -              -            11              4            30              -
 Dividends and interest                    43         188            101            63            255             1             72
 Securities sold                            -           -            157            52             49            63             86
                                      -------     -------        -------       -------        -------       -------        -------
   Total assets                        28,465      21,253         84,509        28,382         41,636        32,371         23,725
                                      -------     -------        -------       -------        -------       -------        -------
LIABILITIES
 Securities purchased                       -           -            332           134            124           226             72
 Capital shares redeemed                  873          14            100             -              -             -              1
 Accrued advisory fees                      -           -             65            14             11            26             48
 Accrued administrative fees                6           3              6             6              6             6              6
 Accounts payable and accrued expenses     29          14             24            23             20            22             22
                                      -------     -------        -------       -------        -------       -------        -------
   Total liabilities                      908          31            527           177            161           280            149
                                      -------     -------        -------       -------        -------       -------        -------
    Net assets applicable to
     capital shares outstanding        27,557     $21,222        $83,982       $28,205        $41,475       $32,091        $23,576
                                      =======     =======        =======       =======        =======       =======        =======
REPRESENTED BY:
 Paid-in capital                      $27,557     $20,654        $49,116       $15,045        $27,775       $16,359        $22,032
 Accumulated undistributed net
  investment income (loss)                  -         857            536           179            691           (61)           194
 Accumulated net realized gain
  (loss) on investments                     -         548          5,706         3,741          4,857         3,472           (687)
 Net unrealized appreciation/
  depreciation of investments               -        (837)        28,624         9,244          8,152        12,321          2,041
 Net unrealized depreciation
  on foreign currency translations          -           -              -            (4)             -             -             (4)
                                      -------     -------        -------       -------        -------       -------        -------
    Net assets applicable to
     capital shares outstanding       $27,557     $21,222        $83,982       $28,205        $41,475       $32,091        $23,576
                                      =======     =======        =======       =======        =======       =======        =======
 Capital shares outstanding,
  unlimited number of shares
  authorized, no par value             27,557       2,023          3,982         1,778          2,664         1,840          2,153
                                      =======     =======        =======       =======        =======       =======        =======
    Net asset value, redemption
     price, and offering price
     per share                        $  1.00     $ 10.49        $ 21.09       $ 15.86        $ 15.57       $ 17.44        $ 10.95
                                      =======     =======        =======       =======        =======       =======        =======

See accompanying Notes to Financial Statements on page B-46.

B-42  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                           STATEMENTS OF OPERATIONS

  (In Thousands)             Six-month period ended June 30, 1999 (Unaudited)

                                     USAA Life   USAA Life     USAA Life     USAA Life      USAA Life      USAA Life     USAA Life
                                    Money Market  Income       Growth and    World Growth   Diversified    Aggressive  International
                                       Fund        Fund        Income Fund       Fund       Assets Fund   Growth Fund       Fund
                                    -----------  ---------     -----------   -----------    -----------   -----------  -------------
NET INVESTMENT INCOME (LOSS):
 Income:
  Dividends (net of foreign taxes
   withheld of $0, $0, $3, $33,
   $0, $0 and $45, respectively)         $  -     $    94        $   641       $   257        $   264       $     6        $   294
  Interest                                672         823             33            22            489            27             26
                                         ----     -------        -------       -------        -------       -------        -------
    Total income                          672         917            674           279            753            33            320
                                         ----     -------        -------       -------        -------       -------        -------
 Expenses:
  Advisory fees                            27          27             83            29             40            67             73
  Administrative fees                      19          19             19            19             19            19             19
  Custodian's fees                         11          16             25            38             20            29             36
  Shareholder reporting fees                1           1              5             1              2             1              -
  Trustees' fees                            2           2              2             2              2             2              2
  Professional fees                        17          17             17            17             17            17             17
  Other                                     1           -              1             1              -             -              1
                                         ----     -------        -------       -------        -------       -------        -------
    Total expenses before
     reimbursement                         78          82            152           107            100           135            148
  Expenses reimbursed                     (30)        (35)            (6)          (13)           (29)          (41)           (25)
                                         ----     -------        -------       -------        -------       -------        -------
    Total expenses after
     reimbursement                         48          47            146            94             71            94            123
                                         ----     -------        -------       -------        -------       -------        -------
      Net investment income (loss)        624         870            528           185            682           (61)           197
                                         ----     -------        -------       -------        -------       -------        -------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY:
 Net realized gain (loss) on:
  Investments                               -         535          5,755         3,922          4,866         3,513            489
  Foreign currency transactions             -           -              -            (6)             -             -             (3)
 Change in net unrealized
  appreciation/depreciation of:
   Investments                              -      (2,186)         6,347        (1,316)        (1,738)        3,348            667
   Foreign currency translations            -           -              -            (6)             -             -             (5)
                                         ----     -------        -------       -------        -------       -------        -------
      Net realized and
       unrealized gain (loss)               -      (1,651)        12,102         2,594          3,128         6,861          1,148
                                         ----     -------        -------       -------        -------       -------        -------
Increase (decrease) in net
 assets resulting from operations        $624     $  (781)       $12,630       $ 2,779        $ 3,810        $6,800         $1,345
                                         ====     =======        =======       =======        =======       =======        =======

See accompanying Notes to Financial Statements on page B-46

                                                   1999  SEMIANNUAL REPORT  B-43

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS

  (In Thousands)                       Six-month period ended June 30, 1999 and
                                       Year ended December 31, 1998 (Unaudited)

                                                              USAA Life                USAA Life                  USAA Life
                                                          Money Market Fund           Income Fund           Growth and Income Fund
                                                         --------------------      --------------------      --------------------
                                                          6/30/99    12/31/98       6/30/99    12/31/98       6/30/99    12/31/98
                                                         ---------   --------      ---------   --------      ---------   --------
From operations:
 Net investment income (loss)                            $     624   $    943      $     870     $ 2,263    $     528    $  1,504
 Net realized gain (loss) on:
  Investments                                                    -          -            535       1,473        5,755       3,229
  Foreign currency transactions                                  -          -              -           -            -           -
 Change in net unrealized appreciation/depreciation of:
  Investments                                                    -          -         (2,186)       (739)       6,347         712
  Foreign currency translations                                  -          -              -           -            -           -
                                                         ---------   --------      ---------   ---------     ---------   --------
  Increase (decrease) in net assets resulting
   from operations                                             624        943           (781)      2,997       12,630       5,445
                                                         ---------   --------      ---------   ---------     ---------   --------
Distributions to shareholders from:
 Net investment income                                        (624)      (943)           (47)     (2,261)         (22)     (1,504)
                                                         ---------   --------      ---------   ---------     ---------   --------
 Net realized gains                                              -          -             (5)     (1,437)        (287)     (4,221)
                                                         ---------   --------      ---------   ---------     ---------   --------
From capital share transactions:
 Proceeds from shares sold                                  25,934     31,712          5,743      13,641        4,072      17,540
 Shares issued for dividends reinvested                        624        943             51       3,698          309       5,725
 Cost of shares redeemed                                   (21,112)   (25,675)       (24,988)     (3,635)     (33,158)     (8,297)
                                                         ---------   --------      ---------   ---------     ---------   --------
  Increase (decrease) in net assets from
   capital share transactions                                5,446      6,980        (19,194)     13,704       (28,777)    14,968
                                                         ---------   --------      ---------   ---------     ---------   --------
Net increase (decrease) in net assets                        5,446      6,980        (20,027)     13,003       (16,456)    14.688
Net assets:
 Beginning of period                                        22,111     15,131         41,249      28,246       100,438     85,750
                                                         ---------   --------      ---------   ---------     ---------   --------
 End of period                                           $  27,557   $ 22,111      $  21,222    $ 41,249     $  83,982   $100,438
                                                         =========   ========      =========   =========     =========   ========
Accumulated undistributed net investment income (loss):
 End of period                                           $       -   $      -      $     857    $     34     $     536   $     30
                                                         =========   ========      =========   =========     =========   ========
Change in shares outstanding:
 Shares sold                                                25,934     31,712            532       1,185           208        918
 Shares issued for dividends reinvested                        624        943              5         339            15        310
 Shares redeemed                                           (21,112)   (25,675)        (2,300)       (316)       (1,776)      (462)
                                                         ---------   --------      ---------   ---------     ---------   --------
  Increase (decrease) in shares outstanding                  5,446      6,980         (1,763)      1,208        (1,553)       766
                                                         =========   ========      =========   =========     =========   ========

See accompanying Notes to Financial Statements on page B-46.

B-44  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS

(In Thousands)                          Six-month period ended June 30, 1999 and
                                        Year ended December 31, 1998 (Unaudited)

      USAA Life                     USAA Life                    USAA Life                      USAA Life
  World Growth Fund          Diversified Assets Fund       Aggressive Growth Fund           International Fund
-----------------------      ------------------------      ------------------------        ------------------------
 6/30/99       12/31/98       6/30/99        12/31/98       6/30/99        12/31/98        6/30/99         12/31/98
--------       --------      --------       ---------       -------        --------        -------         --------
$    185       $   453       $    682       $   2,072       $   (61)       $   (175)       $    197       $     232

   3,922           706          4,866           3,572         3,513             150             489          (1,157)
      (6)          (17)             -               -             -               -              (3)            (14)

  (1,316)        3,082         (1,738)           (788)        3,348           4,896             667           1,702
      (6)           11              -               -             -               -              (5)              8
--------       -------       --------       ---------       -------        --------        --------       ---------
   2,779         4,235          3,810           4,856         6,800           4,871           1,345             771
--------       -------       --------       ---------       -------        --------        --------       ---------

     (27)         (453)           (14)         (2,080)            -               -               -            (225)
--------       -------       --------       ---------       -------        --------        --------       ---------
       -          (973)        (2,618)           (981)         (191)           (645)              -             (10)
--------       -------       --------       ---------       -------        --------        --------       ---------
     820         2,169          5,611          10,152         2,328           3,262             401             754
      27         1,426          2,632           3,061           191             645               -             235
 (17,474)       (3,834)       (28,516)         (2,650)       (6,238)        (21,477)           (396)           (881)
--------       -------       --------       ---------       -------        --------        --------       ---------
 (16,627)         (239)       (20,273)         10,563        (3,719)        (17,570)              5             108
--------       -------       --------       ---------       -------        --------        --------       ---------
 (13,875)        2,570        (19,095)         12,358         2,890         (13,344)          1,350             644

  42,080        39,510         60,570          48,212        29,201          42,545          22,226          21,582
--------       -------       --------       ---------       -------        --------        --------       ---------
$ 28,205       $42,080       $ 41,475         $60,570       $32,091        $ 29,201         $23,576         $22,226
========       =======       ========       =========       =======        ========        ========       =========
$    179       $    27       $    691         $    26       $   (61)       $      -         $   194         $     -
========       =======       ========       =========       =======        ========        ========       =========

      55           147            363             663           151             271              38              69
       2            99            170             203            12              49               -              23
  (1,207)         (280)        (1,889)           (175)         (428)         (1,854)            (38)            (87)
--------       -------       --------       ---------       -------        --------        --------       ---------
  (1,150)          (34)        (1,356)            691          (265)         (1,534)              -               5
========       =======       ========       =========       =======        ========        ========       =========

                                                   1999  SEMIANNUAL REPORT  B-45

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                                                       June 30, 1999 (Unaudited)


1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA LIFE INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of seven separate funds.

The investment objectives of the Funds are as follows:

USAA LIFE MONEY MARKET FUND: Highest level of current income consistent with preservation of capital and maintenance of liquidity, through a diversified portfolio of high quality U.S. dollar-denominated debt instruments that present minimal credit risk and have remaining maturities of 397 days or less.

USAA LIFE INCOME FUND: Maximum current income without undue risk to principal, through a diversified portfolio of U.S. dollar-denominated securities selected for their high yields relative to the risk involved.

USAA LIFE GROWTH AND INCOME FUND: Capital growth and current income, through a diversified portfolio of dividend paying equity securities.

USAA LIFE WORLD GROWTH FUND: Long-term capital appreciation, through a diversified portfolio of equity securities of both foreign and domestic issuers.

USAA LIFE DIVERSIFIED ASSETS FUND: Long-term capital growth, consistent with preservation of capital and balanced by current income, through a strategy of investing approximately 60% of the Fund's assets in equity securities, selected for their potential return, and approximately 40% of its assets in debt securities of varying maturities.

USAA LIFE AGGRESSIVE GROWTH FUND: Appreciation of capital, through a portfolio of equity securities of companies that have the prospect of rapidly growing earnings.

USAA LIFE INTERNATIONAL FUND: Capital appreciation with a secondary objective of current income, through a strategy of investing at least 80% of the Fund's assets in equity securities of foreign companies.

Shares of the Funds currently are offered only to the Separate Accounts of USAA Life Insurance Company (the Separate Accounts) to serve as the funding medium for certain variable annuity contracts and variable universal life insurance policies offered by USAA Life.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Life Money Market Fund are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Funds' Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the investment adviser under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their income to their shareholders, the Separate Accounts and USAA Life. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities of the USAA Life Diversified Assets Fund to increase paid-in capital and decrease accumulated undistributed net investment income by $3,000 and on the statement of assets and liabilities of the USAA Life Aggressive Growth Fund to increase paid-in capital and to decrease accumulated net realized gain on investments by $3,000.

B-46  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

           (Continued)                                 June 30, 1999 (Unaudited)

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term and long-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the USAA Life World Growth, USAA Life Aggressive Growth, and USAA Life International Funds may be invested in the securities of foreign issuers and may be traded in a foreign currency. Since the accounting records of the Funds are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, from currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

2) DISTRIBUTIONS

USAA LIFE MONEY MARKET FUND

Net investment income is accrued daily as dividends and distributed monthly to its shareholders, the Separate Accounts. All net investment income available for distribution was distributed at June 30, 1999. Distributions of realized gains from security transactions not offset by capital losses are made annually or as otherwise required to avoid the payment of federal taxes.

USAA LIFE INCOME, USAA LIFE GROWTH AND INCOME, USAA LIFE WORLD GROWTH, USAA LIFE DIVERSIFIED ASSETS, USAA LIFE AGGRESSIVE GROWTH, AND USAA LIFE INTERNATIONAL FUNDS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made to the shareholders, the Separate Accounts and USAA Life, annually or as otherwise required to avoid the payment of federal taxes. USAA Life is a shareholder only in the USAA Life World Growth, USAA Life Aggressive Growth, and USAA Life International Funds.

At June 30, 1999, the USAA Life International Fund had a capital loss carryover for federal income tax purposes of $687,000 which, if not offset by subsequent capital gains, will expire in 2006. It is unlikely that the Board of Trustees of the Fund will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

                                                   1999  SEMIANNUAL REPORT  B-47

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

           (Continued)                                 June 30, 1999 (Unaudited)


3)  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the six-month period ended June 30, 1999 were as follows (000):

                        USAA Life    USAA Life    USAA Life       USAA Life       USAA Life     USAA Life         USAA Life
                          Money       Income     Growth and        World         Diversified    Aggressive      International
                       Market Fund     Fund      Income Fund     Growth Fund     Assets Fund    Growth Fund         Fund
                       -----------   ---------   -----------     -----------     -----------    -----------     -------------
Purchases              $131,283      $ 9,444       $ 5,320       $ 3,775         $ 7,226         $7,116            $4,560
Sales/Maturities       $125,344      $24,859       $31,097       $19,378         $23,677         $9,620            $4,565

For all Funds except the USAA Life Money Market Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities. Gross unrealized appreciation and depreciation of investments as of June 30, 1999 was as follows
(000):


                       USAA Life       USAA Life      USAA Life       USAA Life      USAA Life         USAA Life
                        Income        Growth and        World        Diversified     Aggressive      International
                         Fund         Income Fund    Growth Fund     Assets Fund     Growth Fund          Fund
                       ---------     ------------    -----------     -----------     -----------     -------------
Appreciation           $ 143          $29,546          $10,066         $9,034        $13,997           $ 3,833
Depreciation            (980)            (922)            (822)          (882)        (1,676)           (1,792)
                       -----          -------          -------         ------        -------           -------
Net                    $(837)         $28,624          $ 9,244         $8,152        $12,321           $ 2,041
                       =====          =======          =======         ======        =======           =======


4)  FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The USAA Life World Growth and USAA Life International Funds currently enter into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Funds to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Funds foregoing the opportunity for potential profit.

At June 30, 1999, the terms of open foreign currency contracts were as follows:

USAA LIFE WORLD GROWTH FUND:
Foreign Currency Contracts to Buy  (000):


                                            U.S. $ Value at    In Exchange     Unrealized     Unrealized
Exchange Date      Contracts to Receive      June 30, 1999      for U.S. $    Appreciation   Depreciation
-------------      --------------------     ---------------    -----------    ------------   ------------
     7/01/99        Japanese Yen                 $ 8              $ 8              $-             $-
     7/01/99        Japanese Yen                  10               10               -              -
     7/02/99        Great Britain Pound           13               13               -              -
     7/07/99        Great Britain Pound            7                7               -              -
     7/07/99        Great Britain Pound            2                2               -              -
     7/30/99        Euro Monetary                  4                4               -              -
     7/30/99        Euro Monetary                  8                8               -              -
                                                 ---              ---              --             --
                                                 $52              $52              $-             $-
                                                 ===              ===              ==             ==


Foreign Currency Contracts to Sell  (000):

                                             U.S. $ Value at   In Exchange     Unrealized     Unrealized
Exchange Date      Contracts to Deliver       June 30, 1999     for U.S. $    Appreciation   Depreciation
-------------      --------------------      ---------------   -----------    ------------   ------------
     7/01/99        Japanese Yen                 $26              $26              $-             $-
                                                 ===              ===              ==             ==

B-48  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

USAA LIFE INTERNATIONAL FUND:

Foreign Currency Contracts to Buy (000):

                      (Continued)                    June 30, 1999 (Unaudited)

     Exchange          Contract                U.S. $ Value at         In Exchange     Unrealized     Unrealized
       Date             Deliver                 June 30, 1999          for U.S. $     Appreciation   Depreciation
  --------------    -------------------       -----------------       ------------   --------------  -------------
     7/01/99           Japanese Yen                  $15                   $15            $   -          $   -
     7/01/99           Japanese Yen                    8                     8                -              -
     7/02/99         Great Britain Pound              13                    13                -              -
     7/07/99         Great Britain Pound               3                     3                -              -
                                                  ------                 -----            -----          -----
                                                     $39                   $39            $   -          $   -
                                                  ======                 =====            =====          =====

Foreign Currency Contracts to Sell  (000):

     Exchange        Contracts to             U.S. $ Value at        In Exchange      Unrealized     Unrealized
       Date             Deliver                June 30, 1999          for U.S. $     Appreciation   Depreciation
  --------------    ---------------          -----------------       ------------   --------------  -------------
     7/01/99         Japanese Yen                   $52                   $52           $  -             $  -
     7/02/99         Japanese Yen                    26                    26              -                -
                                                  -----                 -----           ----             ----
                                                    $78                   $78           $  -             $  -
                                                   =====                =====           ====             ====

                                                   1999  SEMIANNUAL REPORT  B-49

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                      (Continued)                    June 30, 1999 (Unaudited)


5) TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES - USAA Investment Management Company (USAA IMCO) carries out each Fund's investment policies and manages each Fund's portfolio. USAA IMCO is indirectly wholly owned by USAA. The Funds' advisory fees are computed on an annualized rate of .50% of the monthly average net assets of the USAA Life Aggressive Growth Fund, .65% of the monthly average net assets of the USAA Life International Fund, and .20% of the monthly average net assets for each of the other Funds of the Trust for each calendar month.

B. ADMINISTRATIVE FEES - As outlined in the Underwriting and Administrative Services Agreement by and between USAA Life, the Trust and USAA IMCO, USAA Life provides certain management, administrative, legal, clerical, accounting, and record-keeping services necessary or appropriate to conduct the Trust's business and operations. Fees are based on estimated time spent to provide services. Under a separate arrangement between USAA Life and USAA IMCO, USAA Life delegates certain mutual fund accounting duties under the Underwriting and Administrative Services Agreement to USAA IMCO and reimburses USAA IMCO for its costs in providing these services.

C. EXPENSES REIMBURSED - USAA Life, out of its general account, has agreed to pay directly or reimburse the Trust for Trust expenses to the extent that such expenses exceed .65% of the monthly average net assets of the USAA Life World Growth Fund, .70% of the monthly average net assets of the USAA Life Aggressive Growth Fund, 1.10% of the monthly average net assets of the USAA Life International Fund, and .35% of the monthly average net assets of each other Fund. Expenses include advisory and administrative fees discussed above.

D. UNDERWRITING AND ADMINISTRATIVE SERVICES AGREEMENT - The Trust has an agreement with USAA IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. USAA IMCO receives no commissions or fees for this service.

E. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of USAA IMCO, may execute portfolio transactions for the Funds. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended June 30, 1999 for the USAA Life Growth and Income, and USAA Life Diversified Assets Funds were $5,000 and $3,000 respectively.

F. SHARE OWNERSHIP - At June 30, 1999, USAA Life owned 600,000 shares (32%) of the USAA Life World Growth Fund, 1.4 million shares (75%) of the USAA Life Aggressive Growth Fund, and 2.0 million shares (93%) of the USAA Life International Fund. All other shares are owned by the Separate Accounts.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of USAA Life or USAA IMCO. None of the affiliated trustees or Fund officers received any compensation from the Funds.

6) YEAR 2000

Like other investment companies, the Trust could be adversely affected if the computer systems used by USAA IMCO, USAA Life, and the Trust's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. USAA IMCO and USAA Life each have taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust from this problem.


B-50  SEMIANNUAL REPORT  1999

                     [THIS PAGE LEFT BLANK INTENTIONALLY]

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                      (Continued)                    June 30, 1999 (Unaudited)


7) FINANCIAL HIGHLIGHTS

     Per share operating performance for a share outstanding throughout each period is as follows:

                                         USAA Life Money Market Fund
                            ---------------------------------------------------
                              Six-month          Year ended December 31,
                             Period Ended  ------------------------------------
                            June 30, 1999   1998      1997      1996     1995*
                            -------------  ------    -------   ------   -------
Net asset value at
  beginning of period          $  1.00     $  1.00   $  1.00   $  1.00  $ 1.00
Net investment
  income                           .02         .05       .05       .05     .06(b)
Net realized and
  unrealized gain (loss)             -           -         -         -       -
Distributions from net
  investment income               (.02)       (.05)     (.05)     (.05)   (.06)
Distributions of realized
  capital gains                      -           -         -         -       -
                               -------     -------   -------   -------  ------
Net asset value at
  end of period                $  1.00     $  1.00   $  1.00   $  1.00  $ 1.00
                               =======     =======   =======   =======  ======
Total return (%)**                2.29        5.29      5.35      5.25    5.69
Net assets at
  end of period (000)          $27,557     $22,111   $15,131   $11,245  $7,802
Ratio of expenses to
  average net assets (%)           .35(a)      .35       .35       .35     .35(a)
Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%)               .58(a)      .80       .70      1.24    2.29(a)
Ratio of net investment
  income to average
  net assets (%)                  4.60(a)     5.17      5.22      5.10    5.55(a)
Portfolio turnover (%)               -           -         -         -       -

                                       Six-month           USAA Life Income Fund
                                      Period Ended   -----------------------------------
                                      June 30, 1999    1998     1997    1996     1995*
                                      -------------  -------  -------  ------   -------
Net asset value at
  beginning of period                   $ 10.89    $ 10.96  $ 10.51  $ 11.32  $ 10.00
Net investment
  income                                    .44        .66      .75      .92      .78(b)
Net realized and
  unrealized gain (loss)                   (.82)       .35      .46     (.84     1.61
Distributions from net
  investment income                        (.02)      (.66)    (.76)    (.89     (.76)
Distributions of realized
  capital gains                               -       (.42)       -        -     (.31)
                                        -------    -------  -------  -------  -------
Net asset value at
  end of period                         $ 10.49    $ 10.89  $ 10.96  $ 10.51  $ 11.32
                                        =======    =======  =======  =======  =======
Total return (%)**                        (3.44)      9.17    11.60      .67    23.88
Net assets at
  end of period (000)                   $21,222    $41,249  $28,246  $24,049  $25,823
Ratio of expenses to
  average net assets (%)                    .35(a)     .35      .35      .35      .35(a)
Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%)                        .62(a)     .55      .52      .65      .65(a)
Ratio of net investment
  income to average
  net assets (%)                           6.44(a)    6.62     7.16     6.99     7.07(a)
Portfolio turnover (%)                    43.77      61.79    30.77    97.74    55.08

  *  Funds commenced operations January 5, 1995.
 ** Assumes reinvestment of all dividend income and capital gain distributions during the period. Total returns for each period do not reflect insurance expenses that apply at the Separate Account level, such as risk and expense charges. These expenses would reduce the total return for the period shown.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)  Calculated using weighted average shares.

B-52  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                      (Continued)                    June 30, 1999 (Unaudited)

              USAA Life Growth and Income Fund                                  USAA Life World Growth Fund
--------------------------------------------------------------   --------------------------------------------------------------
 Six-month                  Year ended December 31,               Six-month                  Year ended December 31,
Period Ended     ---------------------------------------------   Period Ended     ---------------------------------------------
June 30, 1999      1998         1997        1996        1995*    June 30, 1999      1998         1997        1996        1995*
-------------    --------    ---------    --------    --------   -------------    --------    ---------    --------    --------
    $ 18.15      $  17.98      $ 15.06     $ 12.60    $ 10.00        $ 14.37      $ 13.34      $ 12.77     $ 11.10     $ 10.00

        .13           .28          .28         .26        .34(b)         .10          .16          .17         .18         .17(b)

       2.89           .97         3.68        2.79       2.83           1.41         1.37         1.62        2.16        1.79

       (.01)         (.28)        (.27)       (.26)      (.30)          (.02)        (.16)        (.17)       (.16)       (.16)

       (.07)         (.80)        (.77)       (.33)      (.27)             -         (.34)       (1.05)       (.51)       (.70)
    -------      --------      -------     -------    -------        -------      -------      -------     -------     -------
    $ 21.09      $  18.15      $ 17.98     $ 15.06    $ 12.60        $ 15.86      $ 14.37      $ 13.34     $ 12.77     $ 11.10
    =======      ========      =======     =======    =======        =======      =======      =======     =======     =======
      16.64          6.93        26.43       24.13      31.72          10.48        11.46        14.08       21.12       19.55

    $83,982      $100,438      $85,750     $55,932    $28,761        $28,205       42,080      $39,510     $37,535     $24,706

        .35(a)        .35          .34         .35        .35(a)         .65(a)       .65          .59         .65         .65(a)

        .36(a)        .37           NA         .53        .66(a)         .74(a)       .66           NA         .82         .87(a)

       1.27(a)       1.55         1.80        2.25       2.82(a)        1.30(a)      1.09         1.20        1.45        1.55(a)

       6.40          37.75       20.26       14.55       17.73         13.23        55.47        48.89       57.66       78.86

                                                   1999  SEMIANNUAL REPORT  B-53

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                      (Continued)                    June 30, 1999 (Unaudited)

                                          USAA Life Diversified Assets Fund
                             --------------------------------------------------------------
                              Six-Month                  Year ended December 31,
                             Period Ended     ---------------------------------------------
                             June 30, 1999      1998         1997        1996        1995*
                             -------------    --------    ---------    --------    --------
Net asset value at
  beginning of period           $ 15.07        $ 14.48     $ 12.95     $ 11.96      $ 10.00
Net investment
  income                            .26            .55         .50         .62          .55(b)
Net realized and
  unrealized gain                  1.33            .85        2.14        1.10         2.08
Distributions from net
  investment income                (.01)          (.55)       (.50)       (.62)        (.53)
Distributions of realized
  capital gains                   (1.08)          (.26)       (.61)       (.11)        (.14)
                                -------       --------    --------    --------     --------
Net asset value at
  end of period                 $ 15.57        $ 15.07     $ 14.48     $ 12.95      $ 11.96
                                =======       ========    ========    ========     ========
Total return (%)***               10.55           9.63       20.70       14.30        26.33
Net assets at
  end of period (000)           $41,475        $60,570     $48,212     $30,390      $26,311
Ratio of expenses to
  average net assets (%)            .35(a)         .35         .35         .35          .35(a)
Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%)                .50(a)         .45         .42         .61          .64(a)
Ratio of net investment
  income (loss) to average
  net assets (%)                   3.38(a)        3.72        4.02        4.46         4.93(a)
Portfolio turnover (%)            18.53          29.67       19.19       43.75        58.87

                                        USAA Life Aggressive Growth Fund
                            ------------------------------------------------------
                                                                    Eight-month
                             Six-month             Year Ended       Period Ended
                            Period Ended          December 31,       December 31,
                            June 30, 1999            1998               1997**
                            -------------        -------------     ---------------
Net asset value at
  beginning of period           $ 13.87             $ 11.70            $ 10.00
Net investment
  income                           (.03)(b)            (.05)(b)           (.01)(b)
Net realized and
  unrealized gain                  3.71                2.39               1.83
Distributions from net
  investment income                   -                   -                  -
Distributions of realized
  capital gains                    (.11)               (.17)              (.12)
                                -------             -------            -------
Net asset value at
  end of period                 $ 17.44             $ 13.87            $ 11.70
                                =======             =======            =======
Total return (%)***               26.56               20.14              18.26
Net assets at
  end of period (000)           $32,091             $29,201            $42,545
Ratio of expenses to
  average net assets (%)            .70(a)              .70                .70(a)
Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%)               1.00(a)              .84                .85(a)
Ratio of net investment
  income (loss) to average
  net assets (%)                   (.45)(a)            (.41)              (.15)(a)
Portfolio turnover (%)            26.61               50.48              73.77

  *  Funds commenced operations January 5, 1995.
 **  Funds commenced operations May 1, 1997.
*** Assumes reinvestment of all dividend income and capital gain distributions during the period. Total returns for each period do not reflect insurance expenses that apply at the Separate Account level, such as risk and expense charges. These expenses would reduce the total return for the period shown.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)  Calculated using weighted average shares.

B-54  SEMIANNUAL REPORT  1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                      (Continued)                    June 30, 1999 (Unaudited)

           USAA Life International Fund
------------------------------------------------------
                                      Eight-month
 Six-month           Year Ended       Period Ended
Period Ended        December 31,       December 31,
June 30, 1999          1998               1997**
-------------       ------------     ---------------
    $ 10.32            $ 10.05         $ 10.00

        .09                .11             .05(b)

        .54                .27             .15

          -               (.11)           (.05)

          -                  -            (.10)
    -------            -------         -------
    $ 10.95            $ 10.32         $ 10.05
    =======            =======         =======
       6.10               3.78            1.92

    $23,576            $22,226         $21,582

       1.10(a)            1.10            1.10(a)

       1.32(a)            1.35            1.24(a)


       1.77(a)            1.03             .70(a)
      21.22              42.30           30.57


                                                   1999  SEMIANNUAL REPORT  B-55

                          USAA LIFE INSURANCE COMPANY

                     To discuss your investment strategy,
                the Variable Annuity's features or performance,
                   call an Account Representative toll free
                    Monday - Friday 7:15 a.m. to 8:00 p.m.

                                1-800-531-2923
                           (282-3460 in San Antonio)
                        ------------------------------

               If you wish to discuss your particular contract, transfer money from one fund account to another or select a payout option call a Service Representative toll free,
                       Monday - Friday 8 a.m. to 5 p.m.

                                1-800-531-4265
                           (456-9061 in San Antonio)
                        ------------------------------

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